As filed with the Securities and Exchange Commission on April 26, 2018

Registration Nos.    002-98410
811-04328

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 45	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]

Amendment No. 38	[X]

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)
(Exact Name of Registrant)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Knut A. Olson
Foresters Life Insurance and Annuity Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:

Mary Carty, Esq. Foresters Financial 40 Wall Street New York, NY 10005	Mark Amorosi, Esq. K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	On May 1, 2018 pursuant to paragraph (b) of Rule 485

[_]	60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:  An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

The Insured Series Policy
A Level Premium Variable Life Insurance Policy
Offered By Foresters Life Insurance and Annuity Company Through First Investors Life  Separate Account B
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual Level Premium Variable Life Insurance Policy (the "Policy") formerly offered by Foresters  Life Insurance and Annuity Company ("FLIAC," "We," "Us" or "Our") through First Investors Life Separate Account B (“Separate Account B”). We call the Policy Our "Insured Series Policy" or "ISP." New Policies are not currently being offered for sale.  Existing Contractowners (“You”) may continue to make additional payments under their respective Policy.
Please read this prospectus and keep it for future reference. It contains important information that You should know. The premiums under this Policy are invested in Subaccounts of Separate Account B that invest in a corresponding series of the First Investors Life Series Funds (“Funds” or “Life Series Funds”). This prospectus is valid only when attached to the current prospectus for the Life Series Funds.
The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
FLIAC does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.
This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by FLIAC.
The date of this prospectus is May 1, 2018.

CONTENTS
SUMMARY OF BENEFITS AND RISKS OF THE POLICY	3
Policy Benefits	3
Policy Risks	4
Risks of the Life Series Funds	5
FEE TABLES	6
DESCRIPTION OF THE POLICY	9
Who We Are and How to Contact Us	9
Life Series Funds	10
How The Policy Works	11
Policy Application Process	11
Premiums	11
Allocation of Net Premiums to Investment Options	13
The Death Benefit	15
Cash Value	16
Settlement Options	18
Optional Insurance Riders	19
Other Provisions	19
Charges and Expenses	22
Periodic Charges Deducted from the Subaccount Value	24
FEDERAL TAX INFORMATION	26
Policy Proceeds	26
Surrenders and Loans	26
OTHER INFORMATION	30
Voting Rights	30
Reports	30
Financial Statements	31

  SUMMARY OF BENEFITS AND RISKS OF THE POLICY
This summary outlines the important benefits and risks associated with the Policy. More detailed information about the Policy follows the summary.
POLICY BENEFITS
Under the Policy, You pay a fixed premium amount each year for 12 years. The premium amount is based upon the guaranteed minimum death benefit, the Insured’s underwriting classification, premium payment frequency, and other factors. We guarantee that You will not pay premiums beyond 12 years and that Your premium payment will not increase. If You change Your premium payment schedule after Your Policy has been issued, the premium amount will be adjusted to correspond with Your new schedule.
The net amount of each premium remaining after deduction of the costs of insurance and other Policy charges is invested in one or more Subaccounts which, in turn, invest in corresponding Funds of the Life Series Funds.
Permanent Insurance Protection
The Policy is designed to provide You with permanent insurance protection. You pay Your premiums for 12 years. After that, the Policy remains in force for the life of the Insured unless You choose to surrender Your Policy, or You borrow against it to an extent that causes it to lapse.
Upon the death of the Insured, the Policy’s death benefit will be paid to the named beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed minimum death benefit (usually known as “face amount”) based upon the investment experience of the Subaccounts You select. However, the death benefit is guaranteed never to be less than the Policy’s guaranteed minimum death benefit (reduced by any outstanding Policy loans, accrued interest, partial surrenders and unpaid premiums). The death benefit may also be increased by purchasing an optional rider for an additional premium amount.
Tax Benefits
Under current tax law,
■            any growth in the Policy’s cash value is not subject to federal income tax until You withdraw it from the Policy;
■            the death benefit paid to the named beneficiary is generally free of federal income tax;
■            reallocations among Subaccounts are not taxable events for purposes of federal income tax; and
■            Policy loans are generally not taxable.
Investment Options
You may allocate Your net premiums among any of the fifteen (15) Subaccounts We offer under the Policy as long as each allocation is at least 10% of the premium. Each Subaccount invests in an underlying Fund that is professionally managed and has different investment objectives, policies and risks. Your cash value (see “Cash Value”) and variable insurance amount (see “The Variable Insurance Amount”) will fluctuate based on the performance of the Funds You select.
Twice each Policy year, You may change Your Subaccount allocations. If You do so, both Your existing cash value and Your future premium payments will be allocated according to the new percentages, unless You direct Us otherwise.
Policy Loans
You may borrow up to 75% of the cash value during the first three Policy years and up to 90% of the cash value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

Surrenders
You may surrender the Policy at any time while the Insured is living. A surrender is a taxable event. The amount payable will be the cash value less any outstanding loan balance, including any accrued loan interest (“Surrender Value”). You may surrender a portion of the Policy’s cash value on any Policy anniversary provided You meet Our requirements. Partial surrenders are not permitted if You have an outstanding Policy loan. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.
Optional Insurance Riders
Subject to availability in Your state, We offer at issue several optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider at any time and Your premium will be adjusted accordingly.
The optional riders include:
■            Accidental Death Benefit
■            12-year Level Term
■            Waiver of premium
POLICY RISKS
Need for Insurance
Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.
Need for a Long-Term Commitment
You will generally lose money if You fail to make all premium payments required during the 12-year period. The Policy, therefore, involves a long-term commitment on Your part, and You should have the intention and financial ability to make all the required premium payments. It should not be used as a short-term savings vehicle. It is not like a systematic investment plan of a mutual fund.
If You choose to pay Your premiums in installments, Your premiums will increase with the increased frequency of Your payments but the net premium available for investment does not increase by the amount Your premium increased.
Investment Risks
The Policy is different from fixed-benefit life insurance because You bear investment risks. The death benefit and cash value will increase or decrease as a result of the investment experience of the Subaccounts You select. Since Policy fees and charges are deducted from the Policy’s cash value, the deduction will have a greater negative impact on the cash value and death benefit during periods of poor investment performance. However, the guaranteed minimum death benefit is never reduced based on negative performance of the Subaccounts.
Tax Risks
Please consult with Your tax adviser before making any changes in Your Policy and for assistance on tax matters affecting the Policy.
Limitations on Reallocations
You are limited to two reallocations each Policy year of the Policy’s cash value among the Subaccounts and each of those Subaccounts may have no less than a 10% allocation. We will not automatically rebalance Your Policy’s cash value to Your designated percentage allocations. Unless You request a reallocation to maintain Your allocations, You may end up with a riskier allocation than You intended. Once You have reallocated twice in a Policy year You will be unable to make further reallocations to reduce Your investment risk.
Policy Loans
If You decide to take Policy loans, the loans may reduce the death benefit and cash value of Your Policy whether or not You repay because they may undermine the growth potential of Your Policy. The receipt of the principal of a Policy loan is generally not taxable income. However, a Policy loan may be taxable (to the extent it exceeds Your premium paid) if it is outstanding at the time You surrender Your Policy. A Policy loan may also be taxable (to the extent of income in the Policy) if Your Policy becomes a modified endowment contract (“MEC”), as a result of a material change that You may make to the Policy. See “Federal Tax Information — Surrenders and Loans” for more information. A Policy loan may also be taxable if it results in a termination or lapse of the Policy or an election of a continued insurance option (i.e., extended term or reduced paid up insurance). This could occur if market conditions caused the cash value of the Policy to fall below the outstanding loan amount.
Surrenders and Other Material Changes
You should only purchase the Policy if You have the financial ability to keep it in force for the 12 years in which Your premiums are payable. You should not purchase the Policy if You foresee surrendering all or part of the Policy’s cash value. We generally do not recommend that You take a partial surrender of Your Policy or make other material changes to the Policy within the first seven years. If You take a partial surrender from Your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change in the Policy after it is issued, this may convert the Policy into a MEC. This can have adverse tax consequences to You.
Risk of Lapse
Your Policy may lapse if You fail to pay Your premiums or Your loans exceed the cash value. However, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s cash value. This may delay but not avoid the lapse of Your Policy.
General Account Risk
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Any guarantees under Your Policy that exceed Your Policy cash value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy cash value are subject to Our financial strength and claims-paying ability.
RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached Life Series Funds prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

FEE TABLES
The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The optional rider premiums and cost of insurance charges shown may not be representative of what You will pay because these charges are based on the Insured’s age, sex and underwriting class (standard or non-standard class). Your Policy will be accompanied by an illustration based on Your annual premium and guaranteed minimum death benefit as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders You selected. This hypothetical illustration shows the potential future benefits using assumed rates of investment return.
The table below describes the transaction fees and expenses that You will pay for the 12 years You pay premiums. The minimum charge indicated is based on the lowest rate for Our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for Our non-standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class.
Transaction Fees
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Premium Charge Percentage Imposed on Premiums (Load)	Upon premium payment	Year 1	30% of premium
		Years 2 to 4	10% of premium
		Years 5 to 12	6% of premium
Premium Tax Charge	Upon premium payment	2% of premiums
Maximum Deferred Sales Charge (Load)	Not Charged	NONE
Other Surrender Fees	Not Charged	NONE
Transfer Fees	Not Charged	NONE
First Year Charge	Upon payment of first year premium	$5 per $1,000 of the guaranteedminimum death benefit
Annual Administrative Charge	Upon premium payment	$30 standard class
$45 non-standard class
Risk Charge	Upon premium payment	1.5% of premiums
Installment Payment Premium(2)	Upon premium payment	Annual: 0% increase in premium
Semi-annual: 2% increase in premium
Quarterly: 4% increase in premium
Monthly: 5.96% increase in premium
Optional Rider Premiums(3)		Per $1,000 face amount of rider:
Accidental Death(4)	Upon premium payment	Minimum: $1.75
Maximum: $2.63
Standard case(5): $1.75
12 Year Level Term without Premium Waiver	Upon premium payment	Minimum: $0.68
Maximum: $16.39
Standard case(5): $1.02
12 Year Level Term(6) with Premium Waiver	Upon premium payment	Minimum: $0.83
Maximum: $12.70
Standard case(5): $1.12
Premium Waiver	Upon premium payment	Minimum: $0.04
Maximum: $6.00
Standard case(5): $0.09

(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy year, the charges which are premium-based will be prorated over those payments.
(2) This charge is added to the base premium then deducted. A portion of this charge is allocated under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum of Your death benefit.
(3) The amount of the added premium is determined by the applicable insurance rates based upon the Insured’s age, sex and underwriting classification.
The premiums disclosed above may not be representative of the premium You will actually pay. You may obtain more information about the premiums You will incur by contacting Your registered representative.
(4) The benefit may not exceed $200,000 less all of the Insured’s accidental death benefit coverage in all companies.
(5) The standard case is based on Our representative Insured which has been identified as Our most frequent Policy purchaser is a male, age 25 at the time the Policy is issued, and is in Our standard underwriting class.
(6) The 12 year level term rider is not available to those in a non-standard underwriting class.

The next table describes the fees and expenses that We deduct from Your cash value.
Periodic Charges Other Than Fund Operating Expenses(1)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(2)	Last Day of Policy Year	Minimum: $0.68 per $1,000 on the net amount at risk (NAR)
Maximum: $14.38 per $1,000 on the NAR(3)
Standard case(4) with $51,908 guaranteed minimum death benefit: $1.75 per $1,000 NAR
Mortality and Expense Risks Charge	Daily	Effective annual rate of 0.50% of Your Subaccount asset value
Policy Loan Interest	Policy Anniversary	6% of the outstanding loan(5)
Income tax charge(6)	Not charged	None deducted
(1) Does not include operating fees and expenses of the Funds.
(2) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age and sex, as well as the net amount of the insurance that is at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your registered representative.
(3) The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge.
(4) The standard case is based on Our representative Insured, which has been identified as Our most frequent Policy purchaser. This is a male, age 25 at the time the Policy is issued, and is in Our standard underwriting class. There is no difference in the cost of insurance between the standard and non-standard class.
(5) Because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.
(6) We reserve the right to impose this charge if We incur taxes attributable to Separate Account B.

The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of December 31, 2017. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the Funds.

Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.79%	1.19%

DESCRIPTION OF THE POLICY
WHO WE ARE AND HOW TO CONTACT US
Foresters Life Insurance and Annuity Company
Foresters  Life Insurance and Annuity Company, with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance policies and annuity contracts.
FLIAC is part of Foresters Financial Holding Company, Inc. ("FFHC"), a holding company, which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include: Foresters Financial Services, Inc. ("FFS"), the distributor of the Policies; Foresters Investment Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Funds; and Foresters Investor Services, Inc. (“FIS”), the transfer agent for the Life Series Funds.
For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office located at Raritan Plaza 1, Edison, NJ 08837. You can also call Us at 1(800)832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax Us at 1 (732)510-4209. You can also contact Us at www.foresters.com. You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account B
We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").
We segregate the assets of Separate Account B from the assets in Our General Account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.
All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Any guarantees under Your Policy that exceed Your Policy cash value (such as those that may be associated with the death benefit) are paid from Our General Account. Any such amounts that We are obligated to pay in excess of Your Policy cash value are subject to Our financial strength and claims-paying ability. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value.

Therefore, We own the shares of the underlying Funds, not You.
Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.
LIFE SERIES FUNDS
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consist of fifteen (15) separate series (“Funds”), all of which are available to Policyowners of Separate Account B. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity Contract issued by FLIAC or other insurance companies. The Life Series Funds reserves the right to offer shares to other separate accounts or directly to Us.
Although some of the Funds have similar names, the same portfolio manager and same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees, so their performances will vary from the other mutual funds.
The Life Series Funds are selected to provide an appropriate range of investment options for persons invested in the Policies from conservative to more aggressive investment strategies. Our affiliate, FIMCO, is the investment adviser of the Life Series Funds and receives investment management fees for its services. FIMCO pays a portion of its investment management fees to subadvisers who manage the Life Series Funds. Because We are affiliated with FIMCO, We may indirectly benefit from any investment management fee FIMCO retains. FIMCO is a New York corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained the Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201, to serve as subadviser of the Select Growth Fund; Vontobel Asset Management Inc., 1540 Broadway, New York, New York 10036 to serve as subadviser of the International Fund; Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022, to serve as subadviser for the Fund For Income and to a portion of the Balanced Income, Investment Grade, Limited Duration Bond and Total Return Funds; and Ziegler Capital Management, LLC 70 West Madison Street, 24th fl., Chicago, IL  60602 to serve as subadviser for the Covered Call Strategy Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.
The following table includes the investment objective for each Fund that is available under the Policy. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds You select. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocation carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the attached Life Series Funds prospectus, which You should read carefully before investing. You may obtain a Life Series Funds prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at 732-510-4209.  You also can obtain a Life Series Funds prospectus through Our website at www.foresters.com.

Fund	Investment Objective
Balanced Income Fund	Income as the primary objective and a secondary objective of capital appreciation.
Covered Call Strategy Fund	Long term capital appreciation.
Equity Income Fund	Total return.
Fund For Income	High current income.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Government Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Fund	Current income consistent with low volatility of principal.
Opportunity Fund	Long-term capital growth.
Real Estate Fund	Total return.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of Your death benefit, cash value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) that You select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the guaranteed minimum death benefit (adjusted for loans, loan interest and partial surrenders), if You pay all Your premiums. We offer fifteen (15) Subaccounts, from which You may select.
The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.
POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct underwriting to determine the proposed Insured's insurability. If Your application is approved, We will credit Your Policy with the initial premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any applications for any reason. The Insured will be covered under the Policy as of the Policy’s issue date.
PREMIUMS
The Policy premiums are "level" because You pay the same amount each year for 12 years. We cannot increase the amount of

Your premiums or extend the premium payment period. If You change Your premium payment schedule after Your policy has been issued, the premium amount will be adjusted to correspond with Your new schedule, as discussed below. After You have made the scheduled payments for 12 years, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses. When referring to the life of the Insured, We mean up to a maximum age of 120.
The Amount of Your Premiums
The premium You pay is determined by the amount of guaranteed minimum death benefit, the underwriting classification of the Insured, the frequency of Your payments and any riders You have selected. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on an installment basis (see “Charges and Expenses”). We have a $600 minimum annual premium requirement for issue ages 15 and over (which does not include additional premiums for any riders that You may select other than Waiver of Premium) and a $300 minimum annual premium requirement for issue ages 0-14.
We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee. In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.
The Frequency of Your Payments
You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected.
If Your annual premium is $600 or more, You may choose to pay Your premiums on an installment basis - - i.e., on a semi-annual, quarterly or monthly basis. If You do not pay Your premiums on an annual basis, You will be subject to an additional premium charge to pay in installments. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the amount the premium increases.
If You select to pay premiums monthly, You will pre-authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then recompute Your premium amount and bill You accordingly.
Automatic Premium Loans to Pay Premiums
You may elect in a written request to Our Administrative Office to have the premium paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.
You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due dates do not exceed the maximum loan value of Your Policy (see "Policy Loans"). You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage of the net premium (premium less deductions) (see "Charges And Expenses") to allocate among the Subaccounts of Separate Account B. However, You must allocate at least 10% of the net premium to each Subaccount You select. Subsequent premiums will be allocated according to this allocation unless You request a reallocation of the assets attributable to Your Policy. The net premium is credited to Your Policy on the Policy's issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.
The net amount which is invested in the Subaccounts You select will generally increase over time, as charges and expenses decline. Thus, as time goes by, more of Your premium will be invested. As an example, the following charts illustrate the amount We would allocate to the Subaccount(s) for a 25-year-old male (standard class) with a guaranteed minimum death benefit of $51,908 and a gross annual premium of $1,200 over 12 years:

Reallocating Your Cash Value among Subaccounts
Subject to the limits discussed below, You may reallocate the percentage allocations among the Subaccounts by providing us with written notice of Your request or by calling 1(800) 832-7783.  You may reallocate the percentage allocations among the Subaccounts twice each Policy year. You may make reallocations only if:
■            you allocate the cash value to no more than five of the Subaccounts, and
■            the allocation to any one Subaccount is not less than 10% of the cash value.
You may reallocate the percentage allocations among the Subaccounts as described above by telephone by calling
 1(800) 832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call.  We may also require written confirmation of your request.

We will not be liable for losses resulting from telephone requests that we believe are genuine.  We reserve the right to revoke or limit your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond our control such as weather-related emergencies.
What Are Our Policies on Frequent Reallocations Among Subaccounts?
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to two per Policy year. We apply this limitation uniformly to all Policies.
We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
We will only accept a transaction request that is in writing or made by telephone, and that complies with Our requirements. We will not accept transaction requests by  any other means, including, but not limited to, facsimile or e-mail.
As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Life Series Funds (other than the Government Cash Management Fund) and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.
What Are the Risks to Policyowners of Frequent Reallocations?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.
In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.
THE DEATH BENEFIT
The death benefit is the amount We pay to the named beneficiary at the death of the person whom You name as the Insured. It is the sum of the guaranteed minimum death benefit plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that You have selected. We increase the death benefit to reflect (1) any insurance on the life of the Insured that You may have added by rider and (2) any premium You have paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured's death and (3) partial surrenders.
Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2.5%.
There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. At the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.
The Face Amount — the Guaranteed Minimum Death Benefit
We guarantee that the death benefit on Your Policy will never be less than the Policy's Face Amount, which is the guaranteed minimum death benefit (reduced for loans, loan interest and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy year. In the event of a loan or partial surrender, the Face Amount is reduced (see “Policy Loans” and “Policy Surrenders” for more information).
We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee.
The Variable Insurance Amount
The variable insurance amount is based upon the investment results of the Subaccounts that You have selected.
We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.
During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine the change in Your variable insurance amount by comparing the “actual net investment return rate” of Your Subaccounts (as defined below) with an assumed investment return of 4%, which We call the "assumed interest rate." The actual net investment return rate reflects the gross return on the underlying investments of Your Subaccounts less Fund expenses and mortality and expense risk charges.
Your variable insurance amount does not change if the actual investment return rate is exactly equal to the assumed interest rate. Your variable insurance amount increases if the actual net investment return rate is greater than the assumed interest rate and decreases if the actual net investment return rate is less than the assumed interest rate. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.
The amount by which Your variable insurance amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy year by the applicable net single premium rate that is specified in Your Policy.
The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in Your subaccounts and Your outstanding loan balance) less the assumed benefit base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by the 4% Assumed Interest Rate to the end of the Policy Year).
Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the Insured grows older, meaning that the Insured will receive less variable insurance per dollar of differential investment return as the Insured grows older. The net single premium will be lower for a Policy that We issue to a female than for a Policy that We issue to a male of the same age.
The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts that You have selected. If the variable insurance amount is negative, the death benefit is the guaranteed minimum death benefit. In other words, the death benefit is never less than the guaranteed minimum death benefit.
CASH VALUE
Determining Your Cash Value
There is no minimum guaranteed cash value. The cash value varies daily and on any day within the Policy Year equals the cash value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited to Policy loans if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders. The Policy offers the possibility of increased cash value due to good investment performance and decreased cash value due to poor investment performance. You bear all of the investment risks.

Deduction of Cost of Insurance Protection from Cash Value
Your cash value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.
We guarantee that the cost of insurance rates will not be higher than rates based on the 1980 Commissioners' Standard Ordinary Mortality Table, which We use to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, We use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, We use the 1958 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.
In all cases, We base the cost of insurance protection on the net amount of insurance at risk (the Policy's guaranteed minimum death benefit, plus the variable insurance amount, minus the cash value) and the person's sex and attained age. The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that You have selected.
Policy Surrenders - You may fully surrender the Policy for its Surrender Value (cash value less any outstanding Policy loans and loan interest) at any time while the Insured is living. The amount payable will be the cash value that We next compute after We receive the surrender request at Our Administrative Office. If You request a full surrender, it will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.
You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have no overdue premiums. In addition, Your premiums after the partial surrender must still meet the Policy’s minimum annual premium requirement. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.
When You make a partial surrender, the guaranteed minimum death benefit, variable insurance amount, death benefit, and cash value for the Policy will each be reduced in the same proportion as the partial surrender relates to the Surrender Value. The premium will also be reduced. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to You as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.
We will usually pay the Surrender Value within seven days. However, We may delay payment for the following reasons:
■            a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear),
■            We are not able to determine the amount of the payment because the New York Stock
Exchange is closed for trading or the SEC determines that a state of emergency exists, or
■            for such other periods as the SEC may by order permit for the protection of security holders.
If, due to either the second or third scenario discussed above, We delay payment of the Surrender Value beyond 30 days from the date that We have received all necessary forms, We will pay interest from the effective date of the surrender. The interest rate paid will be at least 3%.
While We do not assess a charge for full or partial surrenders, You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a MEC. See "FEDERAL TAX INFORMATION." We may deduct withholding taxes from the Surrender Value.
Policy Loans - You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.
When You take out a loan, We transfer a portion of the cash value equal to the loan from the Subaccount(s) that You have selected to Our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan.

A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the variable insurance amount and the cash value, whether or not You repay the loan in whole or in part. This occurs because We will not credit net investment return that the Subaccount(s) earn to the amount that We maintain in the General Account during the period that the loan is outstanding. Instead, We credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that We have filed with the state insurance departments.
Even if it is repaid, a Policy loan will have a negative impact on the variable insurance amount and the cash value if the actual investment returns of the Subaccounts You have selected exceed the assumed investment return of 4%. The longer the loan is outstanding, the greater the impact is likely to be.
If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.
We subtract the amount of any outstanding loan plus interest from any death benefit or any cash value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the cash value, We will mail notice of such event to You and any assignee at the assignee's last known address. The Policy terminates 31 days after We mail such notice. This may be a taxable event. The Policy does not terminate if You make the required repayment within that 31 day period.
While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the cash value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.
SETTLEMENT OPTIONS
You or Your beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in a minimum annual payment of $50. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:
Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 2.5% per year, which may be increased by additional interest.
Payment of a Designated Amount  - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted.
Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2.5% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.
Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.
Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.
OPTIONAL INSURANCE RIDERS
The following optional insurance provisions may have been included in a Policy in states where available. If You wished to elect one or more of these riders, You must have done so at the time Your Policy was issued. Riders are subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below are not complete. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your sales representative.
Accidental Death Benefit
You may have elected to obtain an accidental death benefit rider if the Policy Insured's issue age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured's accidental death benefit coverage in all other insurance companies.
12 Year Level Term Rider
You may have elected to obtain a 12 year level term insurance rider where the Policy Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Policy Insured reaches age 65.
Waiver of Premium
You may have chosen to obtain a waiver of premium rider where the Policy Insured’s issue age is 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the Insured which continues for at least six months. Total disability means that the Policy Insured must be unable to engage for remuneration or profit in any occupation for which he or she is or could be suited by reason of education, training or experience.  Being a student is considered engaging in an occupation. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Policy Insured reaches age 60.
OTHER PROVISIONS
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.
Assignment
You may transfer ownership of Your Policy from yourself to someone else. However, the assignment is not binding on Us, unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.
Beneficiary
This is the person You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.
Right to Examine
You have a period of time to review Your Policy and cancel it for a return of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 45 days of completing Part I of the application or within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.
Default and Options on Default
A premium is in default if You do not pay it on or before its due date. There is a grace period of 31 days after the due date during which the insurance continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.
If You have elected the automatic premium loan provision, and You do not pay a premium by its due date, the premium will automatically be borrowed from the cash value of the Policy. If You have not elected the automatic premium loan provision and You do not surrender a Policy within 60 days after the date of default, We apply the Policy's cash value minus any loan and interest to purchase continued insurance.
You may choose either extended-term insurance or reduced paid-up whole life insurance for the continued insurance. If the Insured is rated as standard class, You automatically have the extended-term insurance if You make no choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.
The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the Surrender Value on such date purchases.
The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective.
You may surrender a Policy continued under either option for its cash value while the Insured is living. You may take a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.
For example, for a male issue age 25, and assuming 0% and 12% hypothetical gross annual investment returns, if default insurance option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:
	0%	12%
Cash Value of the Policy	$3,992	$5,535
Reduced Paid-up Whole Life Insurance	$18,406 for life	$25,521 for life
Extended Term Insurance	$51,908 for 25 years	$55,994 for 29 years

Exchange Privilege
The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured's life. The exchange privilege is available:
■            within the first 18 months after the Policy's issue date, if You have duly paid all premiums, or
■            if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.
You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue date, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy issue date. You may elect either a continuous-premium policy or a limited-payment policy for Your exchanged policy.
In some cases, We may adjust the cash value on exchange. The adjustment equals the Policy's Surrender Value minus the new policy's tabular cash value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.
Grace Period
With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.
Incontestability
Except for nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.
Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.
State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics.
Payment and Deferment
We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) We cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the SEC determines that a state of emergency exists.
Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest at a rate of not less than 3% per year on the Surrender Value. We will pay the interest from the date of surrender to the date We make payment.
Payment of Dividends
The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of FLIAC.
Policy Years and Anniversaries
We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. The date of issue may be backdated on Your request to save age. However, the date of issue cannot be earlier than either: (1) the date You sign the application or (2) a date 15 days before the date on which We approve the application.

Each Policy year will commence on the anniversary of the date of issue.
Reinstatement
You may request reinstatement of a Policy that You did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, You must present evidence of insurability acceptable to Us, and You must pay to Us the greater of:
(1)
all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in cash value resulting from reinstatement.
To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.
Suicide
If the Insured commits suicide within two years from the Policy's date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.
Valuation of Assets
We determine the unit value for each Subaccount at the regularly scheduled close  (“close of business”) of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.
Processing Transactions
Generally, Your transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.
CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments, the charges that We deduct from Your premiums, or the charges that We deduct from Your Subaccount(s) for mortality and expense risks.
Transaction Fees
We deduct from Your premiums the fees and charges listed below. The resulting net premium amount is allocated to the Subaccount(s) that You have selected.
Sales Charge. We impose a sales charge on each annual premium for Our sales expenses. The charge does not correspond to Our actual sales expenses for any particular year. The sales charge is a percentage of the actual annual premium payment. The percentage declines based upon the following schedule:
Years	Maximum Percentages
1	30%
2-4	10%
5 and later	6%
In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.
Premium Tax Charge. This charge is 2% of the premium to cover the costs We expect to incur in paying premium taxes for all policies and administrative expenses related to certain other state filings. Premium taxes vary from state to state and currently range up to 4%. We impose this charge regardless of the premium tax rate in effect in any state.
First Year Charge. We impose a charge in the first Policy year which is an addition to other applicable fees and charges at the rate of $5 per $1,000 of the guaranteed minimum death benefit for Our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records. If You pay Your annual premium in multiple payments, this charge will be deducted from Your payments on a pro rata basis.
Annual Administrative Charge. We annually impose on a standard class Policy a $30 annual charge for Our administrative expenses including (1) premium billing and collection, (2) recordkeeping, (3) processing benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners. If You do not meet Our standard coverage requirements, this annual charge is $45.
Risk Charge. We impose a risk charge of 1.5% of the premium. The charge is intended to partially cover Our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.
Installment Payment Premium. When You pay premiums on other than an annual basis, the premium amount for a Policy year will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this premium increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum death benefit of Your death benefit. Your premiums will increase according to the following schedule:
Increased Premiums for Installment Payment of Premiums (as a percentage of an annual payment)
Payment Frequency	Increase in Premium
Annual	0%
Semi-annual	2%
Quarterly	4%
Pre-authorized monthly	5.96%
Optional Insurance Rider Premiums. If You choose any optional insurance riders, We will increase Your premiums by the amount associated with the rider’s costs to You. Premium charges applicable to Your

Policy for optional riders will be indicated in Your Policy.
Our current minimum and maximum premium rates, as well as the rate for Our representative Policyowner, for each of the optional insurance riders are:
Optional Rider		Premium per $1,000 face amount of Rider
■	Accidental Death	Minimum: $1.75
Maximum: $2.63
Standard case: $1.75
■	12 Year Level Term without Waiver of premium	Minimum: $0.68
Maximum: $16.39
Standard case: $1.02
■	12 Year Level Term with Waiver of premium	Minimum: $0.83
Maximum: $12.70
Standard case: $1.12
■	Waiver of premium	Minimum: $0.04
Maximum: $6.00
Standard case: $0.09
The amount of the added premium for a rider is determined by the applicable age, sex and underwriting classification. The above premiums may not be representative of the premium You will actually pay.
PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex and the net amount of insurance that is at risk. (See "Deduction of Cost of Insurance Protection from Cash Value").
Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk. Our current minimum and maximum cost of insurance rates, as well as the rate for Our representative Policyowner, based on the net amount at risk are:
■            minimum: $0.68 per $1,000;
■            maximum: $14.38 per $1,000;
■            standard case with $51,908 guaranteed minimum death benefit: $1.75 per $1,000.
Mortality and Expense Risks Charge
We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks that We assume. We compute the charge at an effective annual rate of 0.50% of the Subaccount assets attributable to Your Policy.
The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated and/or that the guaranteed minimum death benefit will be payable. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated.
Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.
Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We  did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable tax attributable to the Separate Account.
Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly.

The highest and lowest gross annual Fund operating expenses as of December 31, 2017 were 1.19% and 0.79% respectively.
Annual fund expenses for all Funds are more fully described in the attached Life Series Funds prospectus. We begin to accrue and deduct all of the above charges and premiums on a Policy's issue date.

FEDERAL TAX INFORMATION
This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which You should consult a qualified tax adviser.
POLICY PROCEEDS
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of a “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test.  We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:
■            the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;
■            the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,
■            transfers among Subaccounts are not taxable events for purposes of federal income tax.
SURRENDERS AND LOANS
The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract" but fails to meet the "seven-pay" test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.
The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.
Policies that Are not MECs
If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash Surrender Value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as from basis first and income second. During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the cash value and the age of the Insured at the time of the surrender.
If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.
If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.
If the cash value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.
Policies that Are MECs
A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59½ are subject to an additional 10% penalty.
Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.
Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy.  The Code provides an exemption for  federal estate tax purposes of $11,200,000 for 2018 (adjusted for inflation annually thereafter) and a top estate tax rate of 40%.  An unlimited marital deduction may be available for assets left to a U.S. citizen spouse.  The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.
When the Insured dies, the death benefit payable under The Insured’s Policy will generally be included in the Insured’s estate for  federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death.  An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.
If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax.  In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”).  Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the beneficiary may be subject to the GSTT.  The Code provides an exemption for purposes of the GSTT of $11,200,000 for 2018 (adjusted for inflation annually thereafter) and a top  GSTT tax rate of 40%.
Other Tax Issues
We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B. Based on this expectation,  no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.
In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the
Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the Life Series Funds monitors each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.
Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.
Under certain circumstances, a Policyowner’s control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION
VOTING RIGHTS
Because the Funds of the Life Series Funds  are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.
If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:
■            shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;
■            shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■            shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held by Policyholders in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.
We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.
We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.
The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.
REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA.  At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.
If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The financial statements of FLIAC and Separate Account B are in the Statement of Additional Information.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2018 with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting Us at Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08837, calling Us toll free at 1(800) 832-7783 or by visiting Our website www.foresters.com. You can review and copy Our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 551-8090. Electronic versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
SEC file number: 002-98410/811-04328

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
LIFE INSURANCE SEPARATE ACCOUNT B

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES
OFFERED BY
FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Statement of Additional Information May 1, 2018
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Foresters Life Insurance and Annuity Company through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or the “Separate Account”), which may be obtained at no cost by writing to Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08837, by telephoning (800) 832-7783, or by visiting our website at www.foresters.com. Separate Account B currently funds three level premium variable life insurance policies called Insured Series Policy, with a prospectus dated May 1, 2018, ISP Choice-with four premium payment options (ISPC-10, ISPC-20, ISPC-65, ISP 10 Express and ISPC-WL), with a prospectus dated May 1, 2018, and ISP Choice-with two premium payment options (ISPC-15 and ISPC-WL), with a prospectus dated May 1, 2018.
Unless otherwise noted, the terms used in this SAI have the same meanings as in each prospectus.

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GENERAL DESCRIPTION
Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company, 40 Wall Street, New York, New York 10005 (“FLIAC”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities. Foresters Financial Holding Company, Inc. (“FFHC”), a holding company, owns all of the voting common stock of Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of FLIAC, Foresters Financial Services, Inc. (“FFS” or “Underwriter”) and Foresters Investor Services, Inc.(“FIS”), the transfer agent for First Investors Life Series Funds (“Life Series Funds”). The Independent Order of Foresters (“Foresters”) controls FFHC and, therefore, the Adviser and FLIAC. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.
The following chart provides information about the Officers and Directors of FLIAC.
Name	FLIAC Office	Principal Occupation for Last Five Years
Carol Lerner Brown	Secretary	Assistant Secretary FFS since 1989; Secretary FLIAC and FIMCO since 1989; Assistant Secretary FFHC since 2011; Secretary FIS since 1989; and Secretary Foresters Advisory Services, LLC since 2012.
Sonia A. Baxendale	Director
Senior Executive Vice-President, CIBC Wealth Management, Executive Vice-President, Asset Management, Card Products and Collections, and Executive Vice-President of Global Private Banking and Investment Management Services 1992-2011. Board of Directors of CI Financial and Laurentian Bank; Co-Interim President and CEO of FFH C 2017 through January 2018.  Independent Director of F FH C and FLIAC effective February 2018. Chair of the Human Capital and Governance Committee, Independent Order of Foresters.

Craig D. Cloyed	Director	Director FLIAC and FFHC since 2012; President and Director Calvert Investment Distributors, Inc. from 1998 to March 2012.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FLIAC since 2003.
Diane Fox	Vice President, Insurance Operations	Vice President, Insurance Operations of FLIAC as of 2017.
Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer, Foresters Asset Management, Inc. since 2016. Chief Financial Officer and Treasurer FLIAC, FFS, FIS and FFHC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer Foresters Advisory Services, LLC since 2013;

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Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director Jefferson Wells International 2008-2009.
Steven Guterman	Director and Chairman	Chairman of the Board – FLIAC and FFHC since 2018. Director FLIAC and FFHC since 2012; Chief Executive Officer Instant Labs Medical Diagnostics Corp. since 2010.
Jason Helbraun	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Mehul N. Kapadia	Chief Information Officer
Chief Information Officer since 2016, Vice President, Operational Transformation through 2016. Vice President – Systems & Operations, Individual Life Liberty Mutual Insurance, Dover, NH.  2013 – 2015; Business Program Manager – Life Works, Individual Life 2011 – 2013.

Clarice Ma	Assistant Vice President/Assistant Comptroller
Senior Compliance and Financial Analyst, Church Pension Group, New York, NY 10/2004 - 4/2015. Assistant Vice President and Assistant Comptroller, Foresters Life Insurance and Annuity Company since 2015.

Martha E. Marcon	Director	Director FLIAC and FFHC since 2011; Director Independent Order of Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.
Loretta McCarthy	Director	Director FLIAC and FFHC since 2012; Managing Director Golden Seeds, LLC since 2005.
E. Blake Moore, Jr.	Director
President and Director FIMCO since February 2018; Director FFHC since February 2018; Director FLIAC since February 2018; Director FFS since February 2018; Director FIS since February 2018; Board Manager of FAS since February 2018. UBS Asset Management, New York, NY  2015-2017; MD, Head of Americas (through 2016) Mackenzie Investments, Toronto, ON, Canada 2011-2014.

Knut A. Olson	President and Director
President, North America Life and Annuity and FLIAC since January 2017; Senior Vice President Thrivent Financial – various positions including VP and SVP 2002-Nov 2016; District Representative/AGA Lutheran Brotherhood 1990-2002.

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Paul D. Reaburn	Director
Director-FLIAC since 2017.  Executive Vice President and Chief Financial Officer, The Independent Order of Foresters  Aug 2012 - Present; Head of Life Practice, Dion, Durrell & Associates Jan 2011-Jul 2012; Chief Financial Officer/Chief Operating Officer, Aegon USA Oct 1997 – April 2009; Head of Actuarial (last position held), The Independent Order of Foresters  Aug 1979 – Oct 1997.

Jeremy W. Ragsdale	Vice President, Product Development	Vice President, Product Development and Pricing of FLIAC as of 2017.
and Pricing
David Schimmel	Vice President	Vice President since 2011 and Assistant Vice President 2006-2011 of FLIAC.
John Shey	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Michael Stramaglia	Interim President and CEO, NALIA	Interim President and CEO, NALIA 2017 through January 2018.

Separate Account Assets.  First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) was established on June 4, 1985 under the provisions of the New York Insurance Law.  The assets of Separate Account B are segregated from the assets of FLIAC, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of FLIAC. Separate Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.
SERVICES
Custodian.  FLIAC, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account B.  We maintain the records and accounts of Separate Account B.
Independent Registered Public Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account B and Foresters Life Insurance and Annuity Company.
Underwriter.  FLIAC and Separate Account B have entered into an Underwriting Agreement with FFS. FFS, an affiliate of FLIAC and of the Adviser, has its principal business address at 40 Wall Street, New York, New York 10005.  FFS distributes the ISP CHOICE Policy in a continuous offering. FLIAC anticipates continuing to offer the ISP CHOICE Policy, but reserves the right to discontinue the offering.  New Insured Series Policies are not currently being offered for sale; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.  For the fiscal years ended December 31, 2015, 2016 and 2017, FFS received underwriting commissions of $3,508,482, 3,442,996 and $2,968,442 respectively, in connection with the distribution of the ISP CHOICE Policies. For the fiscal years ended December 31, 2015, 2016 and 2017, FFS received
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underwriting commissions of $506,080, $402,353 and $293,850, respectively, in connection with the distribution of the Insured Series Policy. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.

Distribution of Policy.  The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of FFS or by other broker-dealers who have selling agreements with FFS.
We pay FFS a commission on policies sold.  Commissions we pay to FFS for ISP CHOICE-10, ISP CHOICE-20, ISP CHOICE-65, ISP 10 Express and, for ISP CHOICE-Whole Life issued before January 29, 2018, generally will not exceed 60% of the premiums you pay in your policy's first year, 16% in policy years two and three and 5% of all other premiums you pay in policy years four and later.  Commissions we pay to FFS under the ISP CHOICE Policy for ISP CHOICE-15, and for ISP CHOICE-WL issued on or after January 29, 2018, generally will not exceed 60% of the premiums you pay in your policy's first year, 20% in year two, 12.5% in year three, and 7.5% of all other premiums you pay in policy years four and later.  Commissions we pay to FFS under the Insured Series Policy generally will not exceed 31.25% of the first year premium payment and 5% of the premium payments for years two through twelve. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  FFS is, in turn, responsible for paying FFS  representatives all commissions and other compensation that may be due to them for selling the policies.  FFS representatives and representatives of other broker-dealers who have selling agreements with FFS may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the policies.

We offer the ISP CHOICE Policy for sale in Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.  We do not sell new Insured Series Policies; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.

OTHER INFORMATION
Reports.  At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary.  We mail the report to the last address known to us.  The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.
State Regulation.  We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”).  We file an annual statement in a prescribed form with the Department each year covering our operations for the preceding year and our financial condition as of the end of such year.
Our books and accounts are subject to review by the  Department at any time.  The Department conducts a full examination of our operations periodically.  The Department does not engage in any supervision of our management or investment practices or policies, except to

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determine compliance with the requirements of the New York Insurance Law.  We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.
Time of Payments.  All benefits payable due under the Policy will ordinarily be made within seven days of the due date or within seven days after the date of receipt of a request for partial surrender or termination.  However, FLIAC reserves the right to suspend or postpone the date of any payment due under the Policy (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the SEC, is restricted; (2) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders or as may be permitted under the 1940 Act.
VALUATION INFORMATION
Value of a Unit.  For each Subaccount of Separate Account B, the value of a unit initially was set arbitrarily at $10.00.  The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated.  The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value.  The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.
Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:
(a)	is the net result of:
(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.
(c)
is a factor representing the charges deducted for mortality and expense risks.  For Policies issued on or after January 29, 2018 under the  ISP Choice-with two premium payment options, (ISPC-15 and ISPC-WL): such factor on an annual basis is equal to 0.50% of the daily net asset value of the applicable Subaccount in the first 15 years for the 15-year payment period ISP CHOICE and 0.25% thereafter; and for the paid-to-age-100 ISP CHOICE, this factor is equal to 0.50% in the first 20 years and 0.25% thereafter.  (ISPC-15 and ISPC-WL were issued after January 29, 2018 in states where approved). For Policies issued prior to January 29, 2018 under  ISP Choice-with four premium payment options (ISPC-10, ISPC-20, ISPC-65, and ISPC-WL) such factor on an annual basis is equal to 0.50% (1.50% for ISP 10 Express) of the daily net asset value of the applicable Subaccount.[1]  This percentage represents the mortality and expense risk assumed.

____________________________________________
1 ISP Choice with four premium payment options may still be issued in New York on or after January 29, 2018 pending state approval of the two premium option.
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The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.
RELEVANCE OF FINANCIAL STATEMENTS
The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccounts.  The financial statements of FLIAC as contained herein should be considered only as bearing upon FLIAC’s ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

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FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Financial Statements
December 31, 2017
(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Foresters Life Insurance and Annuity Company and Contract Owners of First Investors Life Level Premium Variable Life Insurance Separate Account B:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix that comprise the First Investors Life Level Premium Variable Life Insurance Separate Account B (the Separate Account) as of December 31, 2017, the related statements of operations for the year then ended and changes in net assets for the years or period listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2017, the results of its operations for the year then ended, changes in its net assets for the years or period listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of Foresters Life Insurance and Annuity Company’s separate accounts since 2011.

New York, New York
April 18, 2018
1

Appendix
Statement of assets and liabilities as of December 31, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

Government Cash Management
Fund for Income
Growth & Income
Special Situations
International
Select Growth
Government
Investment Grade
Limited Duration High Quality Bond
Opportunity
Real Estate
Total Return
Balanced Income
Equity Income

Statement of assets and liabilities as of December 31, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended December 31, 2017 and the period from May 2, 2016 (inception) to December 31, 2016.

Covered Call Strategy

2

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Statement of Assets and Liabilities December 31, 2017

	Government Cash	Fund for	Growth &	Special		Select
	Management	Income	Income	Situations	International	Growth	Government
Assets:
Investments at net asset value (note 3):
Number of shares	1,786,720	6,731,853	6,510,068	4,190,757	3,711,285	1,791,359	694,611
Cost	$1,785,322	$46,541,569	$208,786,212	$111,250,140	$66,929,484	$17,606,977	$6,984,388
First Investors Life Series Fund	$1,786,720	$43,394,127	$321,952,812	$167,969,161	$98,622,141	$28,431,815	$6,621,483
Liabilities:
Payable to Foresters Life Insurance and Annuity Company	11,187	360,468	2,100,372	1,094,122	627,037	219,753	79,360
Net assets	1,775,533	43,033,659	319,852,440	166,875,039	97,995,104	28,212,062	6,542,123
Net assets represented by contracts in accumulation period	$1,775,533	$43,033,659	$319,852,440	$166,875,039	$97,995,104	$28,212,062	$6,542,123
Outstanding Units:
ISP Choice	89,179	661,134	2,210,799	1,195,278	1,511,703	1,384,619	231,207
ISP 10 Express	1,815	65,929	179,781	106,929	78,689	43,427	9,462
Unit Value:
ISP Choice	$19.889	$64.445	$144.127	$138.850	$64.475	$19.896	$28.211
ISP 10 Express	$9.261	$11.890	$17.368	$17.853	$13.668	$19.664	$9.465

							(Continued)

3

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Statement of Assets and Liabilities December 31, 2017

	Investment	Limited Duration High		Real	Total	Balanced	Covered Call	Equity
	Grade	Quality Bond	Opportunity	Estate	Return	Income	Strategy	Income
Assets:
Investments at net asset value (note 3):
Number of shares	1,386,799	42,101	535,750	64,637	284,978	47,859	105,908	2,190,850
Cost	$14,952,974	$407,833	$7,937,894	$664,615	$3,430,892	$497,625	$1,124,120	$33,146,101
First Investors Life Series Fund	$14,984,332	$404,567	$10,048,049	$674,608	$3,942,556	$537,773	$1,233,696	$51,785,397
Liabilities:
Payable to Foresters Life Insurance and Annuity Company	143,472	2,554	62,861	4,286	24,666	3,383	7,755	429,495
Net assets	14,840,860	402,013	9,985,188	670,322	3,917,890	534,390	1,225,941	51,355,902
Net assets represented by
contracts in accumulation period	$14,840,860	$402,013	$9,985,188	$670,322	$3,917,890	$534,390	$1,225,941	$51,355,902
Outstanding Units:
ISP Choice	393,214	40,020	400,998	55,723	225,143	46,454	102,906	1,112,479
ISP 10 Express	30,633	1,715	145,228	6,929	56,704	855	3,479	36,886
Unit Value:
ISP Choice	$37.201	$9.703	$18.551	$10.809	$14.075	$11.371	$11.599	$45.953
ISP 10 Express	$10.695	$9.365	$17.628	$10.521	$13.375	$11.124	$11.405	$16.924
See accompanying notes to financial statements

4

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Statement of Operations Year ended December 31, 2017

	Government Cash	Fund for	Growth &	Special		Select
	Management	Income	Income	Situations	International	Growth	Government
Investment income:
Income:
Dividends	$4,718	$2,159,169	$4,546,030	$1,407,971	$961,769	$123,446	$127,789
Expenses:
Mortality and expense risks (note 5)	9,361	221,482	1,526,298	795,952	460,651	131,157	33,916
Net investment income (loss)	(4,643)	1,937,687	3,019,732	612,019	501,118	(7,711)	93,873
Realized gain on investments:
Realized gain distributions	—	—	11,249,765	1,841,443	—	2,335,639	—
Realized gain (loss) on investments	—	(168,896)	3,547,980	1,564,743	859,755	236,209	(21,361)
Realized gains (losses)	—	(168,896)	14,797,745	3,406,186	859,755	2,571,848	(21,361)
Change in unrealized appreciation(depreciation) on investments	—	794,943	31,296,886	21,503,015	23,156,892	4,360,542	(1,129)
Net increase (decrease) in net assets resulting from operations	$(4,643)	$2,563,734	$49,114,363	$25,521,220	$24,517,765	$6,924,679	$71,383

(Continued)
5

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Statement of Operations Year ended December 31, 2017

	Investment	Limited Duration High		Real	Total	Balanced	Covered Call	Equity
	Grade	Quality Bond	Opportunity	Estate	Return	Income	Strategy	Income
Investment income:
Income:
Dividends	$558,864	$5,401	$48,413	$7,621	$51,345	$4,041	$3,173	$903,512
Expenses:
Mortality and expense risks (note 5)	75,768	1,870	41,907	3,280	17,163	2,249	4,974	247,453
Net investment income (loss)	483,096	3,531	6,506	4,341	34,182	1,792	(1,801)	656,059
Realized gain on investments:
Realized gain distributions	—	—	—	11,652	—	3,845	—	1,080,920
Realized gain (loss) on investments	(5,807)	(507)	15,006	344	14,543	445	2,434	452,973
Realized gains (losses)	(5,807)	(507)	15,006	11,996	14,543	4,290	2,434	1,533,893
Change in unrealized appreciation
(depreciation) on investments	126,262	(1,008)	1,410,724	(9,492)	319,397	33,455	95,474	4,581,440

Net increase (decrease) in net
assets resulting from operations	$603,551	$2,016	$1,432,236	$6,845	$368,122	$39,537	$96,107	$6,771,392

See accompanying notes to financial statements
6

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Statements of Changes in Net Assets Years ended December 31, 2017 and 2016

	Government Cash Management		Fund for Income		Growth & Income		Special Situations
	2017	2016	2017	2016	2017	2016	2017	2016
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(4,643)	$(9,323)	$1,937,687	$2,002,492	$3,019,732	$2,445,050	$612,019	$47,307
Realized gain distributions	—	—	—	—	11,249,765	12,939,145	1,841,443	8,874,826
Realized gain (loss) on investments	—	—	(168,896)	(236,356)	3,547,980	2,724,831	1,564,743	846,408
Change in unrealized appreciation (depreciation) on investments	—	—	794,943	2,324,530	31,296,886	6,211,204	21,503,015	10,111,048
Net increase (decrease) in net assets resulting from operations	(4,643)	(9,323)	2,563,734	4,090,666	49,114,363	24,320,230	25,521,220	19,879,589
From contract transactions:
Net insurance premiums from contract owners	47,102	99	1,246,936	1,412,438	6,465,512	7,068,926	3,856,803	4,012,937
Cost of insurance (note 5)	(27,373)	(28,436)	(599,021)	(632,382)	(3,561,234)	(3,455,485)	(1,799,965)	(1,720,506)
Transfers between sub-accounts	69,751	254,670	250,402	(92,446)	(1,057,917)	(1,536,448)	(513,526)	(1,196,720)
Transfers for contract benefits and terminations	(204,032)	(98,469)	(1,971,094)	(1,670,171)	(12,256,046)	(11,507,635)	(6,332,102)	(5,902,755)
Increase (decrease) in net assets derived from contract transactions	(114,552)	127,864	(1,072,777)	(982,561)	(10,409,685)	(9,430,642)	(4,788,790)	(4,807,044)
Net increase (decrease) in net assets	(119,195)	118,541	1,490,957	3,108,105	38,704,678	14,889,588	20,732,430	15,072,545
Net assets:
Beginning of year	1,894,728	1,776,187	41,542,702	38,434,597	281,147,762	266,258,174	146,142,609	131,070,064
End of year	$1,775,533	$1,894,728	$43,033,659	$41,542,702	$319,852,440	$281,147,762	$166,875,039	$146,142,609

(Continued)
7

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Statements of Changes in Net Assets Years ended December 31, 2017 and 2016

	International		Select Growth		Government		Investment Grade
	2017	2016	2017	2016	2017	2016	2017	2016
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$501,118	$590,491	$(7,711)	$20,906	$93,873	$104,260	$483,096	$491,879
Realized gain distributions	—	—	2,335,639	1,399,113	—	—	—	—
Realized gain (loss) on investments	859,755	430,864	236,209	164,463	(21,361)	(11,884)	(5,807)	(481)
Change in unrealized appreciation (depreciation) on investments	23,156,892	(4,784,293)	4,360,542	(840,855)	(1,129)	(98,899)	126,262	61,207
Net increase (decrease) in net assets resulting from operations	24,517,765	(3,762,938)	6,924,679	743,627	71,383	(6,523)	603,551	552,605
From contract transactions:
Net insurance premiums from contract owners	3,142,330	3,304,169	1,662,579	1,630,190	348,489	404,167	777,015	826,199
Cost of insurance (note 5)	(1,150,016)	(1,007,423)	(371,983)	(308,342)	(105,663)	(111,998)	(221,150)	(229,954)
Transfers between sub-accounts	(723,394)	(496,726)	(109,395)	245,502	61,865	249,929	279,515	294,480
Transfers for contract benefits and terminations	(3,961,583)	(3,580,181)	(1,202,429)	(948,969)	(360,443)	(393,931)	(629,295)	(583,600)
Increase (decrease) in net assets derived from contract transactions	(2,692,663)	(1,780,161)	(21,228)	618,381	(55,752)	148,167	206,085	307,125
Net increase (decrease) in net assets	21,825,102	(5,543,099)	6,903,451	1,362,008	15,631	141,644	809,636	859,730
Net assets:
Beginning of year	76,170,002	81,713,101	21,308,611	19,946,603	6,526,492	6,384,848	14,031,224	13,171,494
End of year	$97,995,104	$76,170,002	$28,212,062	$21,308,611	$6,542,123	$6,526,492	$14,840,860	$14,031,224

(Continued)
8

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Statements of Changes in Net Assets Years ended December 31, 2017 and 2016

	Limited Duration High Quality Bond		Opportunity		Real Estate		Total Return
	2017	2016	2017	2016	2017	2016	2017	2016
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$3,531	$593	$6,506	$(5,837)	$4,341	$(408)	$34,182	$20,041
Realized gain distributions	—	—	—	—	11,652	1,241	—	—
Realized gain (loss) on investments	(507)	160	15,006	4,819	344	506	14,543	5,385
Change in unrealized appreciation (depreciation) on investments	(1,008)	(1,875)	1,410,724	487,585	(9,492)	15,179	319,397	129,021
Net increase (decrease) in net assets resulting from operations	2,016	(1,122)	1,432,236	486,567	6,845	16,518	368,122	154,447
From contract transactions:
Net insurance premiums from contract owners	25,538	17,130	2,240,560	1,825,558	136,060	53,679	812,691	698,874
Cost of insurance (note 5)	(8,083)	(7,336)	(301,843)	(242,275)	(19,718)	(10,121)	(132,338)	(109,312)
Transfers between sub-accounts	38,244	279,212	510,716	682,278	87,895	343,310	152,561	307,023
Transfers for contract benefits and terminations	(19,347)	(1,442)	(529,657)	(309,185)	(51,224)	(15,545)	(238,814)	(137,666)
Increase (decrease) in net assets derived from contract transactions	36,352	287,564	1,919,776	1,956,376	153,013	371,323	594,100	758,919
Net increase (decrease) in net assets	38,368	286,442	3,352,012	2,442,943	159,858	387,841	962,222	913,366
Net assets:
Beginning of year	363,645	77,203	6,633,176	4,190,233	510,464	122,623	2,955,668	2,042,302
End of year	$402,013	$363,645	$9,985,188	$6,633,176	$670,322	$510,464	$3,917,890	$2,955,668

(Continued)
9

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Statements of Changes in Net Assets Years ended December 31, 2017 and 2016

	Balanced Income		Covered Call Strategy		Equity Income
	2017	2016	2017	2016*	2017	2016
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,792	$(686)	$(1,801)	$(783)	$656,059	$615,301
Realized gain distributions	3,845	—	—	—	1,080,920	1,441,450
Realized gain (loss) on investments	445	52	2,434	19	452,973	398,529
Change in unrealized appreciation (depreciation) on investments	33,455	6,715	95,474	14,101	4,581,440	2,714,671
Net increase (decrease) in net assets resulting from operations	39,537	6,081	96,107	13,337	6,771,392	5,169,951
From contract transactions:
Net insurance premiums from contract owners	22,040	7,342	90,896	17,419	1,652,715	1,779,795
Cost of insurance (note 5)	(9,011)	(3,520)	(19,565)	(6,102)	(594,137)	(586,471)
Transfers between sub-accounts	177,299	294,862	551,301	528,466	222,329	(146,385)
Transfers for contract benefits and terminations	(6,827)	315	(45,008)	(910)	(1,947,387)	(1,886,217)
Increase (decrease) in net assets derived from contract transactions	183,501	298,999	577,624	538,873	(666,480)	(839,278)
Net increase (decrease) in net assets	223,038	305,080	673,731	552,210	6,104,912	4,330,673
Net assets:
Beginning of year	311,352	6,272	552,210	—	45,250,990	40,920,317
End of year	$534,390	$311,352	$1,225,941	$552,210	$51,355,902	$45,250,990

* For period from May 2, 2016 (commencement) to December 31, 2016.

See accompanying notes to financial statements
10

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2017
(1)	Organization

First Investors Life Level Premium Variable Life Insurance Separate Account B (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by Foresters Life Insurance and Annuity Company (FLIAC), formerly First Investors Life Insurance Company, and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Funds (the Funds), an open‑end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub‑accounts that comprise Separate Account B and bears the investment risk if the sub‑accounts do not meet their stated investment objectives. The sub‑accounts invest in the following underlying mutual fund portfolios: Government Cash Management, Fund for Income, Growth & Income, Special Situations, International, Select Growth, Government, Investment Grade, Limited Duration High Quality Bond, Opportunity, Real Estate, Total Return, Balanced Income, Covered Call Strategy, and Equity Income.

The Covered Call Strategy sub-account was launched on May 2, 2016.

FLIAC offers a level premium variable life insurance policy through Separate Account B with either a fully underwritten option or a non-medically underwritten option. A fully underwritten policy offers five premium payment periods: a 12-year option (Insured Series Policy or ISP), a 10-year option (ISP Choice 10), a 20-year option (ISP Choice 20), an option to pay until age 65 (ISP Choice 65), and an option to pay until age 100 (ISP Choice Whole Life). ISP and ISP Choice 10 are no longer available for sale. A non-medically underwritten policy is only available in a 10-year premium payment option, referred to as ISP10 Express.

(2)	Significant Accounting Policies

(a) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

11	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2017
(b)	Fair Value Measurements

Investments are valued using Level 1 inputs, as defined within the fair value hierarchy established by the Financial Accounting Standards Board (FASB).

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the FASB.  The three levels of inputs are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account B has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account B’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(c)	Subsequent Events

Management has evaluated events subsequent to the balance sheet date through April 18, 2018, the date that the financial statements were available for issuance.

(d)	Investments

Shares of the Funds held by each of the sub-accounts of Separate Account B are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.  Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

12	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2017
(e)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex‑dividend date.  Realized gains and losses are recorded on a trade date basis.  Reinvested realized gain distributions are recorded when received.  Average cost is used as the basis of investments held and sold.  The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

(f)	Federal Income Taxes

Separate Account B is not taxed separately because its operations are part of the total operations of FLIAC, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B is not taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

(3)	Investments

The fair value of investments in each of the sub-accounts of the Separate Account at December 31, 2017 was determined by management using quoted market prices which, is equal to the net asset value of the underlying investments in the Funds.  Management determined that these investments are valued using Level 1 inputs since there is no restriction in the redemption of these investments and sufficient transaction volume exists.  In addition, there were no transfers between the different Levels established in the FASB’s fair value hierarchy during the year ended December 31, 2017.

13	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2017
Investments consist of the following as of December 31, 2017:

	Shares	Net asset value	Fair value	Cost
First Investors Life Series Fund:
Government Cash Management	1,786,720	$1.00	$1,786,720	$1,785,322
Fund for Income	6,731,853	$6.45	$43,394,127	$46,541,569
Growth & Income	6,510,068	$49.45	$321,952,812	$208,786,212
Special Situations	4,190,757	$40.08	$167,969,161	$111,250,140
International	3,711,285	$26.57	$98,622,141	$66,929,484
Select Growth	1,791,359	$15.87	$28,431,815	$17,606,977
Government	694,611	$9.53	$6,621,483	$6,984,388
Investment Grade	1,386,799	$10.80	$14,984,332	$14,952,974
Limited Duration High Quality Bond	42,101	$9.61	$404,567	$407,833
Opportunity	535,750	$18.76	$10,048,049	$7,937,894
Real Estate	64,637	$10.44	$674,608	$664,615
Total Return	284,978	$13.83	$3,942,556	$3,430,892
Balanced Income	47,859	$11.24	$537,773	$497,625
Covered Call Strategy	105,908	$11.65	$1,233,696	$1,124,120
Equity Income	2,190,850	$23.64	$51,785,397	$33,146,101

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	Purchases	Sales
Government Cash Management	$111,721	$242,122
Fund for Income	$3,695,094	$2,793,444
Growth & Income	$22,288,587	$18,235,973
Special Situations	$7,123,620	$9,350,999
International	$4,072,130	$6,179,858
Select Growth	$4,121,855	$1,777,271
Government	$558,187	$501,637
Investment Grade	$1,631,879	$924,903
Limited Duration High Quality Bond	$69,183	$29,139
Opportunity	$2,799,689	$854,147
Real Estate	$243,228	$73,317
Total Return	$1,016,597	$383,075
Balanced Income	$207,226	$16,751
Covered Call Strategy	$645,370	$65,418
Equity Income	$3,893,127	$2,762,843

14	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2017
(4)	Changes in Units

	(a)	The changes in units outstanding for ISP and ISP Choice for the years ended December 31, 2017 and 2016 were as follows:

	2017			2016
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)

Government Cash
Management	12,373	(19,032)	(6,659)	18,617	(11,326)	7,291
Fund for Income	6,728	(26,704)	(19,976)	7,386	(27,700)	(20,314)
Growth & Income	1,399	(84,940)	(83,541)	2,142	(91,491)	(89,349)
Special Situations	1,130	(42,113)	(40,983)	2,516	(51,973)	(49,457)
International	6,394	(54,712)	(48,318)	8,892	(50,394)	(41,502)
Select Growth	32,910	(43,025)	(10,115)	64,973	(38,947)	26,026
Government	9,925	(12,120)	(2,195)	15,416	(11,671)	3,745
Investment Grade	14,238	(10,669)	3,569	18,322	(12,204)	6,118
Limited Duration High
Quality Bond	12,012	(9,174)	2,838	32,704	(3,361)	29,343
Opportunity	77,489	(7,737)	69,752	101,158	(8,539)	92,619
Real Estate	19,872	(9,796)	10,076	35,176	(1,433)	33,743
Total Return	40,585	(14,812)	25,773	58,561	(11,574)	46,987
Balanced Income	17,843	(1,133)	16,710	29,252	(127)	29,125
Covered Call Strategy	54,764	(4,067)	50,697	52,397	(188)	52,209
Equity Income	12,598	(30,669)	(18,071)	14,107	(38,948)	(24,841)

(b)	The changes in units outstanding for ISP10 Express for the years ended December 31, 2017 and 2016 were as follows:

	2017			2016
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)

Government Cash
Management	7,980	(7,222)	758	7,959	(8,545)	(586)
Fund for Income	20,442	(1,650)	18,792	16,899	(1,699)	15,200
Growth & Income	50,650	(1,854)	48,796	51,107	(1,619)	49,488
Special Situations	32,119	(2,082)	30,037	30,849	(1,803)	29,046
International	19,132	(2,179)	16,953	25,901	(1,273)	24,628
Select Growth	13,344	(1,250)	12,094	14,166	(590)	13,576
Government	3,536	(996)	2,540	2,600	(526)	2,074
Investment Grade	10,061	(1,199)	8,862	8,319	(1,061)	7,258
Limited Duration High
Quality Bond	971	(87)	884	606	(21)	585
Opportunity	49,217	(1,104)	48,113	46,364	(1,380)	44,984
Real Estate	5,138	(547)	4,591	2,057	(77)	1,980
Total Return	21,574	(1,425)	20,149	17,181	(1,065)	16,116
Balanced Income	753	(190)	563	354	(85)	269
Covered Call Strategy	2,932	(207)	2,725	761	(7)	754
Equity Income	11,403	(580)	10,823	10,757	(1,214)	9,543

15	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2017
(5)	Mortality and Expense Risks and Deductions

Mortality and expense risk charges vary by product.  In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FLIAC deducts an amount equal on an annual basis to 0.50% of the daily net asset value of each sub-account for ISP and ISP Choice. For ISP10 Express, FLIAC deducts an amount equal on an annual basis to 1.50% of the daily net asset value of each sub-account. This deduction is assessed through a reduction of unit values.

A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

16	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2017
(6)	Financial Highlights Table

	(a)	ISP and ISP Choice:

	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Government Cash
Management:
December 31:
2017	89,179	19.889	1,759	0.26	0.50	(0.24)
2016	95,838	19.937	1,885	—	0.50	(0.50)
2015	88,546	20.037	1,760	—	0.50	(0.50)
2014	101,560	20.137	2,031	—	0.50	(0.50)
2013	111,849	20.238	2,248	—	0.50	(0.50)
Fund for Income:
December 31:
2017	661,134	64.445	42,250	5.03	0.50	6.29
2016	681,110	60.630	41,010	5.45	0.50	10.57
2015	701,424	54.835	38,105	5.46	0.50	(2.34)
2014	727,242	56.147	40,523	5.32	0.50	0.29
2013	748,467	55.985	41,597	6.00	0.50	6.35
Growth & Income:
December 31:
2017	2,210,799	144.127	316,730	1.51	0.50	17.69
2016	2,294,341	122.464	279,195	1.42	0.50	9.33
2015	2,383,690	112.011	265,136	1.17	0.50	(3.60)
2014	2,473,137	116.198	285,616	1.16	0.50	7.11
2013	2,552,920	108.485	275,427	1.55	0.50	37.37
Special Situations:
December 31:
2017	1,195,278	138.850	164,966	0.90	0.50	17.68
2016	1,236,262	117.993	144,965	0.54	0.50	15.52
2015	1,285,718	102.137	130,429	0.63	0.50	(1.02)
2014	1,330,888	103.188	136,486	0.47	0.50	5.77
2013	1,367,011	97.561	132,622	0.94	0.50	30.23
International:
December 31:
2017	1,511,703	64.475	96,919	1.05	0.50	32.30
2016	1,560,021	48.734	75,526	1.24	0.50	(4.68)
2015	1,601,523	51.127	81,303	1.09	0.50	2.98
2014	1,639,272	49.648	80,842	1.09	0.50	1.88
2013	1,673,054	48.733	81,044	1.32	0.50	6.24
Select Growth:
December 31:
2017	1,384,619	19.896	27,358	0.49	0.50	32.14
2016	1,394,735	15.057	20,838	0.62	0.50	3.52
2015	1,368,709	14.545	19,687	0.36	0.50	2.70
2014	1,351,055	14.163	18,965	0.34	0.50	12.96
2013	1,321,298	12.538	16,400	0.47	0.50	32.48
Government:
December 31:
2017	231,207	28.211	6,452	1.93	0.50	1.03
2016	233,402	27.924	6,460	2.08	0.50	(0.02)
2015	229,657	27.929	6,339	2.26	0.50	(0.45)
2014	231,465	28.057	6,431	2.58	0.50	2.63
2013	236,441	27.339	6,406	2.63	0.50	(2.96)

17	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2017
	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Investment Grade:
December 31:
2017	393,214	37.201	14,513	3.83	0.50	4.20
2016	389,644	35.701	13,805	4.03	0.50	4.13
2015	383,526	34.285	13,025	4.17	0.50	(0.85)
2014	385,991	34.578	13,227	3.96	0.50	5.33
2013	382,916	32.829	12,467	3.96	0.50	(1.29)
Limited Duration High
Quality Bond: [5]
December 31:
2017	40,020	9.703	386	1.55	0.50	0.75
2016	37,182	9.631	355	0.74	0.50	0.14
2015	7,839	9.618	75	—	0.50	(1.01)
2014	1,169	9.716	12	—	0.50	(2.84)
Opportunity:
December 31:
2017	400,998	18.551	7,425	0.58	0.50	18.41
2016	331,245	15.667	5,172	0.39	0.50	7.72
2015	238,626	14.545	3,455	0.17	0.50	(1.30)
2014	158,032	14.737	2,320	—	0.50	5.21
2013	80,927	14.007	1,133	—	0.50	39.26
Real Estate: [5]
December 31:
2017	55,723	10.809	597	1.36	0.50	0.76
2016	45,647	10.728	485	0.40	0.50	6.04
2015	11,904	10.116	119	—	0.50	1.16
Total Return:
December 31:
2017	225,143	14.075	3,160	1.51	0.50	11.19
2016	199,371	12.658	2,512	1.33	0.50	6.09
2015	152,384	11.932	1,805	0.91	0.50	(2.10)
2014	107,779	12.188	1,305	0.08	0.50	5.44
2013	59,347	11.560	681	—	0.50	16.44
Balanced Income: [5]
December 31:
2017	46,454	11.371	524	0.91	0.50	9.03
2016	29,745	10.429	308	—	0.50	6.18
2015	620	9.822	6	—	0.50	(1.78)
Covered Call Strategy: [5]
December 31:
2017	102,906	11.599	1,186	0.33	0.50	10.51
2016	52,209	10.495	544	—	0.50	4.95
Equity Income:
December 31:
2017	1,112,479	45.953	50,732	1.86	0.50	14.94
2016	1,130,550	39.979	44,863	1.95	0.50	12.71
2015	1,155,391	35.471	40,700	1.67	0.50	(1.52)
2014	1,167,132	36.018	41,783	1.64	0.50	7.72
2013	1,173,024	33.439	39,023	2.00	0.50	29.88

18	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2017
(b)	ISP10 Express:

	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Government Cash
Management:
December 31:
2017	1,815	9.261	17	0.29	1.50	(1.24)
2016	1,056	9.378	10	—	1.50	(1.50)
2015	1,642	9.521	16	—	1.50	(1.50)
2014	2,117	9.666	20	—	1.50	(1.50)
2013	1,062	9.813	10	—	1.50	(1.50)
Fund for Income:
December 31:
2017	65,929	11.890	784	4.42	1.50	5.22
2016	47,137	11.300	533	4.64	1.50	9.45
2015	31,937	10.324	330	4.29	1.50	(3.32)
2014	17,172	10.679	183	3.58	1.50	(0.72)
2013	5,872	10.756	63	2.06	1.50	5.27
Growth & Income:
December 31:
2017	179,781	17.368	3,122	1.32	1.50	16.50
2016	130,985	14.907	1,953	1.16	1.50	8.23
2015	81,497	13.774	1,122	0.89	1.50	(4.58)
2014	40,542	14.434	585	0.78	1.50	6.03
2013	13,906	13.613	189	0.71	1.50	35.99
Special Situations:
December 31:
2017	106,929	17.853	1,909	0.78	1.50	16.49
2016	76,892	15.325	1,178	0.44	1.50	14.36
2015	47,846	13.401	641	0.49	1.50	(2.02)
2014	24,549	13.677	336	0.31	1.50	4.70
2013	8,776	13.063	115	0.40	1.50	28.92
International:
December 31:
2017	78,689	13.668	1,076	0.98	1.50	30.97
2016	61,736	10.436	644	1.01	1.50	(5.64)
2015	37,108	11.060	410	0.85	1.50	1.94
2014	19,613	10.849	213	0.72	1.50	0.85
2013	6,394	10.758	69	0.59	1.50	5.17
Select Growth:
December 31:
2017	43,427	19.664	854	0.43	1.50	30.81
2016	31,332	15.033	471	0.50	1.50	2.48
2015	17,756	14.670	260	0.29	1.50	1.66
2014	9,451	14.430	136	0.24	1.50	11.83
2013	3,521	12.904	45	0.23	1.50	31.15
Government:
December 31:
2017	9,462	9.465	90	1.70	1.50	0.01
2016	6,922	9.464	66	1.81	1.50	(1.03)
2015	4,849	9.563	46	1.93	1.50	(1.46)
2014	3,070	9.704	30	1.81	1.50	1.59
2013	1,252	9.552	12	1.17	1.50	(3.94)
19	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2017
	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Investment Grade:
December 31:
2017	30,633	10.695	328	3.41	1.50	3.15
2016	21,770	10.368	226	3.47	1.50	3.08
2015	14,512	10.058	146	3.39	1.50	(1.85)
2014	8,451	10.247	87	2.89	1.50	4.27
2013	3,099	9.828	30	1.81	1.50	(2.29)
Limited Duration High
Quality Bond: [5]
December 31:
2017	1,715	9.365	16	1.23	1.50	(0.26)
2016	831	9.390	9	0.50	1.50	(0.87)
2015	246	9.473	2	—	1.50	(2.01)
2014	30	9.666	—	—	1.50	(3.34)
Opportunity:
December 31:
2017	145,228	17.628	2,560	0.54	1.50	17.22
2016	97,115	15.039	1,461	0.34	1.50	6.63
2015	52,130	14.104	735	0.14	1.50	(2.30)
2014	21,955	14.436	317	—	1.50	4.15
2013	5,280	13.861	73	—	1.50	37.86
Real Estate: [5]
December 31:
2017	6,929	10.521	73	0.92	1.50	(0.25)
2016	2,338	10.548	25	0.27	1.50	4.97
2015	359	10.048	4	—	1.50	0.48
Total Return:
December 31:
2017	56,704	13.375	758	1.34	1.50	10.07
2016	36,555	12.151	444	1.11	1.50	5.01
2015	20,439	11.571	237	0.74	1.50	(3.09)
2014	8,719	11.940	104	0.06	1.50	4.37
2013	2,076	11.439	24	—	1.50	15.26
Balanced Income: [5]
December 31:
2017	855	11.124	10	0.55	1.50	7.93
2016	292	10.307	3	—	1.50	5.11
2015	23	9.806	—	—	1.50	(1.94)
Covered Call Strategy: [5]
December 31:
2017	3,479	11.405	40	0.20	1.50	9.40
2016	754	10.425	8	—	1.50	4.25
Equity Income:
December 31:
2017	36,886	16.924	624	1.62	1.50	13.79
2016	26,063	14.874	388	1.60	1.50	11.57
2015	16,520	13.331	220	1.31	1.50	(2.51)
2014	8,633	13.675	118	1.16	1.50	6.63
2013	3,264	12.825	42	1.07	1.50	28.57

20	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2017
1.	These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub‑account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub‑account is affected by the timing of the declaration of dividends by the underlying fund in which the sub‑account invests.

3.
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

5.
The Limited Duration High Quality Bond sub-account was launched on July 1, 2014. The total return for the Limited Duration High Quality Bond sub-account for 2014 was calculated for the period July 1, 2014 to December 31, 2014. The Real Estate and the Balanced Income sub-accounts were launched on May 1, 2015 and November 2, 2015, respectively. The total return for the Real Estate and the Balanced Income sub-accounts for 2015 were calculated for the period May 1, 2015 to December 31, 2015 and November 2, 2015 to December 31, 2015, respectively. The Covered Call Strategy sub-account was launched on May 2, 2016. The total return for the Covered Call Strategy sub-account was calculated for the period May 2, 2016 to December 31, 2016.

21

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Statutory Financial Statements
December 31, 2017, 2016 and 2015
(With Independent Auditors’ Report)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Table of Contents
Page

Independent Auditors’ Report	1

Financial Statements:

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2017 and 2016	3

Statutory Statements of Income for the years ended December 31, 2017, 2016 and 2015	4

Statutory Statements of Changes in Capital and Surplus for the years ended December 31, 2017, 2016 and 2015	5

Statutory Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015	6

Notes to Statutory Financial Statements	7

Supplemental Information	27

Independent Auditors’ Report

The Board of Directors
Foresters Life Insurance and Annuity Company:
We have audited the accompanying financial statements of Foresters Life Insurance and Annuity Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2017 and 2016, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes to the statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s  preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by Foresters Life Insurance and Annuity Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Foresters Life Insurance and Annuity Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2017.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Foresters Life Insurance and Annuity Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2017, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedule Summary of Investments - Other than Investments in Related Parties, Supplemental Insurance Information schedule, and Supplemental Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X Rule 7-05 of the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.
/s/ KPMG LLP

New York, New York
April 18, 2018

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS DECEMBER 31, 2017 AND 2016 (in US dollars)

	2017	2016
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2017 - $821,721,568; 2016 - $689,123,846)	$796,623,705	$677,749,352
Cash, cash equivalents and short-term investments	48,890,262	40,822,681
Receivable for securities	20,195	17,828
Policy loans	102,543,550	97,977,219

Total Cash and Invested Assets	948,077,712	816,567,080

Deferred and uncollected premiums	5,084,208	4,590,736
Accrued investment income	12,554,222	11,380,338
Admitted deferred tax assets	2,734,000	4,564,000
Current income tax recoverable	1,945,490	2,076,793
Other assets	671,550	740,497

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	971,067,182	839,919,444

Separate account assets	1,492,359,315	1,302,277,133

TOTAL ADMITTED ASSETS	$2,463,426,497	$2,142,196,577

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Life and accident and health reserves	$314,094,196	$295,776,716
Annuity reserves	599,025,981	486,001,410
Claims and other contract liabilities	14,758,715	12,452,003
Interest Maintenance Reserve	-	-
Asset Valuation Reserve	4,935,223	4,298,814
Accounts payable and accrued liabilities	4,469,523	4,032,619
Net transfers due from separate accounts	(29,658,212)	(22,762,371)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	907,625,426	779,799,191

Separate account liabilities	1,492,359,315	1,302,277,133

TOTAL LIABILITIES	2,399,984,741	2,082,076,324

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	54,407,414	51,085,911

TOTAL CAPITAL AND SURPLUS	63,441,756	60,120,253

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$2,463,426,497	$2,142,196,577

See accompanying notes to statutory financial statements.

3

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY STATUTORY STATEMENTS OF INCOME YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015 (in US dollars)

	2017	2016	2015
REVENUES
Premiums and annuity considerations	$209,266,846	$217,667,362	$203,651,518
Investment income	35,286,708	30,775,191	26,080,800
Amortization of interest maintenance reserve	719,667	766,483	896,253
Income from fees associated with investment management, administration & contract guarantees from separate accounts	12,878,224	11,377,482	11,246,893
Other income	185,461	195,378	305,019

TOTAL REVENUES	258,336,906	260,781,896	242,180,483

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	103,533,633	97,270,717	90,814,340
Increase in life and annuity reserves	131,342,050	139,103,864	115,165,490
Net transfers (from) to separate accounts	(27,953,950)	(22,458,372)	(10,023,360)
Commissions and expense allowances	17,034,349	18,335,371	17,212,803
Operating expenses	15,924,785	18,215,839	16,756,320

TOTAL BENEFITS AND EXPENSES	239,880,867	250,467,419	229,925,593

Net gain from operations before dividends to policyholders and federal income taxes	18,456,039	10,314,477	12,254,890
Dividends to policyholders	1,118,015	918,979	908,006

Net gain from operations before federal income taxes	17,338,024	9,395,498	11,346,884
Federal income tax	4,663,184	2,347,862	3,025,854

NET GAIN FROM OPERATIONS	12,674,840	7,047,636	8,321,030
Net realized capital gains, net of transfers to IMR and net of taxes	-	10	-

NET INCOME	$12,674,840	$7,047,646	$8,321,030

See accompanying notes to statutory financial statements.
4

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015 (in US dollars)

	2017	2016	2015

BALANCE AT BEGINNING OF YEAR	$60,120,253	$60,317,773	$58,699,524
Net income	12,674,840	7,047,646	8,321,030
Change in Asset Valuation Reserve	(636,409)	(1,038,688)	(735,695)
Change in non-admitted assets	162,300	(2,086,204)	(2,066,268)
Change in net deferred income taxes	(3,779,228)	979,726	999,182
Dividends to stockholders	(5,100,000)	(5,100,000)	(4,900,000)

BALANCE AT END OF YEAR	$63,441,756	$60,120,253	$60,317,773

See accompanying notes to statutory financial statements.

5

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY STATUTORY STATEMENTS OF CASH FLOWS YEARS ENDED DECEMBER 31, 2017, 2016 and 2015 (in US dollars)

	2017	2016	2015

Cash flows from operating activities:
Premiums and other insurance amounts received	$208,085,369	$216,448,478	$203,010,632
Investment income received	39,836,865	34,957,449	29,781,905
Other receipts	13,063,685	11,572,860	11,551,912
Benefits and contract liabilities paid	(102,701,991)	(98,118,520)	(90,047,847)
Commissions and general expenses paid	(33,036,607)	(35,587,113)	(33,743,875)
Net transfers from separate accounts	21,058,109	19,487,267	7,542,621
Dividends paid to policyholders	(899,789)	(902,898)	(775,973)
Federal income taxes paid	(4,400,000)	(2,600,000)	(4,100,000)
Net cash provided by operating activities	141,005,641	145,257,523	123,219,375
Cash flows from investing activities:
Proceeds from maturities and sale of investment securities	79,868,912	68,186,117	48,438,807
Purchase of investments securities	(203,552,299)	(183,984,526)	(171,538,216)
Purchase of furniture, equipment and other assets	-	(41,513)	(88,464)
Net increase in policy loans	(4,566,331)	(2,978,091)	(5,864,260)
Net cash used for investing activities	(128,249,718)	(118,818,013)	(129,052,133)
Cash flows from financing activities and miscellaneous sources:
Net deposits on deposit-type contracts	1,015,594	99,810	408,415
Dividends paid	(5,100,000)	(5,100,000)	(4,900,000)
Other cash received (applied)	(603,936)	(1,294,268)	159,792
Net cash used for financing activities	(4,688,342)	(6,294,458)	(4,331,793)

Net (decrease) increase in cash, cash equivalents and
short-term investments:	8,067,581	20,145,052	(10,164,551)
Cash, cash equivalents and short-term investments:
Beginning of year	40,822,681	20,677,629	30,842,180
End of year	$48,890,262	$40,822,681	$20,677,629

See accompanying notes to statutory financial statements.

6

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(1)	Nature of Operations

Foresters Life Insurance and Annuity Company (the “Company”) is a wholly-owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance.  In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940.  The principal affiliates of the Company are: Foresters Financial Services, Inc. (“Broker‑Dealer”), Foresters Investment Management Company, Inc. (“Mutual Fund Management Company”), Foresters Investor Services, Inc. (“Transfer Agent”), and Foresters Advisory Services, LLC.  FFHC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”).

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual.

This basis of presentation differs from U.S. generally accepted accounting principles (“GAAP”) in that:

(a)
Life insurance policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2.50% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The fixed deferred annuity is valued using CARVM at 3.50% – 5% and variable annuities are valued using VACARVM at 3.75% to 5.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b) certain expenditures, principally for furniture and equipment and agents’ debit balances, are not admissible and are therefore charged to surplus rather than recognized as assets;

7	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized within three years (admitted deferred tax assets) and are recognized in surplus;

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities;

(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available‑for‑sale for GAAP are recorded at amortized cost rather than estimated fair value; and

(h)
The statutory statements of cash flows do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

(3)	Other Significant Accounting Practices

(a) Cash, Cash Equivalents and Short-term Investments

Cash and cash equivalents include investments with original maturities of three months or less and money market mutual funds. The carrying amounts for cash and cash equivalents approximate their fair values.  Short-term investments include investments with original maturities of one year or less and are carried at amortized cost.

8	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(b)	Bonds

Bonds are reported at amortized cost.  Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.

The fair values for bonds presented in the Statements of Admitted Assets, Liabilities and Capital and Surplus is based on quoted market prices, where available, or is estimated using values from independent pricing services.

(c)	Fair Value Measurements

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”).  Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

● Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

●
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.  These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

●
Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

9	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(d)	Impairment of Invested Assets

Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities.  Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.

Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.  In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above.  Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

(e)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost.  These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.

Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

Depreciation of equipment of $106,922, $102,961, and $89,679 was included in net income for 2017, 2016 and 2015, respectively. Depreciation of leasehold

10	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

improvements of $2,247, $2,247, and $1,872 was included in net income for 2017, 2016 and 2015, respectively.

(f)	Policy loans

Policy loans are stated at the unpaid balance due, which approximates fair value, since loans on policies have no defined maturity and reduce amounts payable at death or surrender. The excess of the unpaid balance of the policy loan that exceeds the cash surrender value is nonadmitted.

(g)	Interest Maintenance Reserve

The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

(h)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(i)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(j)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.

(k)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

11	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(l)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.

Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 34% in both 2017 and 2016, of the Company’s total premiums and annuity considerations received.  The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.

(m)	Separate Accounts

Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.

(n)	Income Taxes

The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly-owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in the

12	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

period. A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized. The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.

Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits.  The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date.  If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements.  Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.

(4)	Investments

Investment income for the years indicated consists of the following:

	2017	2016	2015
Interest on fixed maturities	$30,309,245	$26,008,677	$21,498,422
Interest on short term investments	345,234	47,676	8,289
Interest on policy loans	6,099,103	5,857,123	5,673,511
Total investment income	36,753,582	31,913,476	27,180,222
Investment expense	1,466,874	1,138,285	1,099,422
Net investment income	$35,286,708	$30,775,191	$26,080,800

No accrued investment income was excluded as non-admitted.

13	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2017, and 2016 are as follows:

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2017:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$6,009,610	$185,633	$9,349	$6,185,894
Debt securities issued by
states of the U.S.	226,499,717	8,180,247	944,107	233,735,857
Corporate debt securities	564,114,378	18,274,394	588,955	581,799,817
	$796,623,705	$26,640,274	$1,542,411	$821,721,568

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2016:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$7,436,107	$395,042	$6,073	$7,825,076
Debt securities issued by
states of the U.S.	175,355,672	3,992,943	2,926,991	176,421,624
Corporate debt securities	494,957,573	12,955,668	3,036,095	504,877,146
	$677,749,352	$17,343,653	$5,969,159	$689,123,846

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2017		December 31, 2016
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss

Less than 12 months	$63,025,802	$238,674	$157,713,750	$5,008,306
12 months or more	56,108,979	1,303,737	37,463,535	960,853
	$119,134,781	$1,542,411	$195,177,285	$5,969,159

Management considers the decline in fair values of the above securities to be interest related.  Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.

14	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2017, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Amortized	fair
	cost	value

Due in one year or less	$38,597,814	$38,978,867
Due after one year through five years	193,074,550	197,703,195
Due after five years through ten years	241,731,944	245,707,682
Due after ten years	315,235,896	331,109,824
Loan backed securities	7,983,501	8,222,000
	$796,623,705	$821,721,568

Proceeds from sales of investments in bonds were $78,894,024, $68,104,692, and $48,439,000 in 2017, 2016 and 2015, respectively. Gross gains of $614,811 and gross losses of $1,002,697 were realized on those sales in 2017. Gross gains of $895,224 and gross losses of $801,262 were realized on those sales in 2016.  Gross gains of $880,023 and gross losses of $961,049 were realized on those sales in 2015. Realized gains (losses) transferred to the IMR were ($256,005) in 2017, $62,008 in 2016, and ($53,604) in 2015.

(5)	Fair Value of Financial Instruments

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

	Level 1	Level 2	Level 3	Total fair value	Total carrying value
December 31, 2017
Bonds	$-	$821,721,568	$-	$821,721,568	$796,623,705
Cash, cash equivalents and short-term investments	48,890,262	-	-	48,890,262	48,890,262
Separate account assets	1,492,359,315	-	-	1,492,359,315	1,492,359,315
	$1,541,249,577	$821,721,568	$-	$2,362,971,145	$2,337,873,282

December 31, 2016
Bonds	$-	$689,123,846	$-	$689,123,846	$677,749,352
Cash, cash equivalents and short-term investments	40,822,681	-	-	40,822,681	40,822,681
Separate account assets	1,302,277,133	-	-	1,302,277,133	1,302,277,133
	$1,343,099,814	$689,123,846	$-	$2,032,223,660	$2,020,849,166

Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2017 and 2016.

15	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by FFHC, for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. Foresters Financial Holding Company, Inc. allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2017, 2016 and 2015, the Company charged operations $52,327, $73,765, and $98,177, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. For the years ended December 31, 2017, 2016 and 2015, contributions to this plan were $21,225, $19,612, and $18,734, respectively.

(7)	Reinsurance

The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. Information with respect to reinsurance ceded by the Company is as follows:

	2017	2016	2015
Direct life insurance premiums	$69,894,727	$68,913,066	$70,531,837
Life insurance premiums ceded	6,800,567	6,211,032	6,657,593
Net life insurance premiums	$63,094,160	$62,702,034	$63,874,244

Life insurance reserves ceded	$19,383,574	$19,566,561	$19,512,024

Direct accident and health premiums	$1,834	$2,208	$2,921
Ceded accident and health premiums	-	-	-
Net accident and health premiums	$1,834	$2,208	$2,921

The Company’s maximum retention on any one life is $250,000. The Company had reinsured 54.0% and 56.0% of its net life insurance in force at December 31, 2017

16	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

and 2016, respectively. The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies. During 2017, 2016 and 2015, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted. None of the credit ratings of the Company’s reinsurers were downgraded during 2017, 2016 and 2015.

(8)	Contingent Liabilities

The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

(9)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2017, 2016 and 2015, the Company incurred approximately $3,450,868, $3,331,014, and $3,006,520, respectively, for these services. The Company paid an affiliate $17,886,446, $20,612,341, and $18,643,852 during 2017, 2016 and 2015, respectively for commissions relating to the sale of its products. In addition, the Company incurred $525,000 annually for management fees paid to Foresters.

(10)	Capital and Surplus

(a) Participating business represented 1.1% and 1.2% of individual life insurance in force at December 31, 2017 and 2016.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.

17	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $54,407,414 and $51,085,911 at December 31, 2017 and 2016, respectively, and was earned partly by the participating account and partly by the nonparticipating account.  Distributions are limited to prescribed percentages of policyholders’ surplus as of the beginning of the current year and, in some instances, require pre-approval by the NYDFS.

During 2017 and 2016 the Company paid ordinary dividends of $5,100,000.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2017 and 2016.

(d)	The portion of unassigned surplus represented or (reduced by) each item below is as follows:

	2017	2016
Nonadmitted assets	$(9,154,385)	$(9,316,685)
Asset valuation reserve	(4,935,223)	(4,298,814)
Deferred tax assets	6,610,905	10,390,133

(11)	Life and Annuities Reserves

(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro‑rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

18	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(c)	As of December 31, 2017 the Company has $151,053,603 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies has been determined by formula.  Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

(g)	There are no significant other increases (net).

19	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(12)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2017 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	623,654,776	50.58%
At book value	475,490,259	38.56%
Not subject to discretionary withdrawal	133,942,493	10.86%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,233,087,528	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,233,087,528	100.00%

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2016 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	558,791,735	53.01%
At book value	387,934,088	36.80%
Not subject to discretionary withdrawal	107,452,771	10.19%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,054,178,594	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,054,178,594	100.00%

20	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(13)	Premium and Annuity Consideration Deferred and Uncollected Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2017 were:

	Gross	Net	Loading
Type:
Ordinary new business	$98,269	$80,380	$17,889
Ordinary renewal	3,057,443	5,003,828	(1,946,385)
Total	$3,155,712	$5,084,208	$(1,928,496)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2016 were:

	Gross	Net	Loading
Type:
Ordinary new business	$297,771	$232,600	$65,171
Ordinary renewal	2,697,665	4,358,136	(1,660,471)
Total	$2,995,436	$4,590,736	$(1,595,300)

(14)	Separate Accounts

General Nature and Characteristics

The Company has two separate accounts which fund limited pay variable life insurance policies, single premium variable life policies, and flexible premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries.  Insurance contract liabilities for incidental death benefits are established in the general account.  The account balance of contracts with guarantees totaled approximately $630,000,000 and $564,000,000 and was held in separate accounts at December 31, 2017 and 2016, respectively.  The net amount at risk associated with these guarantees was approximately $340,000 and $487,000 at December 31, 2017 and 2016, respectively.

21	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

The following table presents separate account premiums and considerations for the year ended December 31, 2017 and separate account reserves at December 31, 2017.

		Variable
	Variable life	Annuities	Total
Premiums and considerations	$36,503,271	$25,202,905	$61,706,176
Reserves at December 31, 2017:
With assets at market value	$838,886,268	$623,654,777	$1,462,541,045
Subject to discretionary
withdrawal at market value	$838,886,268	$623,654,777	$1,462,541,045

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:

	2017	2016
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$61,706,176	$62,620,810
Transfers from separate accounts as contained in
the annual statement of the separate accounts	102,650,176	96,437,413
	(40,944,000)	(33,816,603)
Reconciling items:
Other	111,826	(19,251)
	$(40,832,174)	$(33,835,854)

(15)	Federal Income Taxes

On December 22, 2017, the President signed the “Tax Cuts and Jobs Act” (H.R. 1) into law.  This represents the first major overhaul of the federal income tax in more than 30 years.  Among other effects, the bill lowers the corporate tax rate from 35% to 21% beginning in 2018.  The change in the corporate tax rate is presumed to be permanent; as such we adjusted the value of our deferred tax items.  The adjustment in the value of deferred tax items resulted in a decrease in surplus of approximately $4.4 million from this rate change.

22	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The “Tax Cuts and Jobs Act” also impacted the computation of life insurance tax reserves.  The Act limits life reserves for tax purposes to the greater of net surrender value or 92.81% of NAIC’s required reserves.  Previously, for life and annuity contracts, the tax reserve was the greater of the contract’s net surrender value (if any) or federally prescribed reserve.  Management estimates an $18.1 million difference in the amount of the new tax basis reserve, which has been recognized as an additional tax asset with an offsetting deferred tax liability.  The estimated transition adjustment amount is amortized on a straight-line basis over each of the eight taxable years from 2018-2025.  The transitional adjustment is a provisional estimate as the Company does not have the information available in appropriate detail to analyze and calculate the amount required under the change in methodology. The ultimate impact may differ from the provisional amount and the final amount will be determined within the measurement period.

The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly-owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.  Under the Internal Revenue Code, revised by the Tax Cuts and Jobs Act, life insurance entities are not permitted to carryback ordinary losses.  As such, admittance of ordinary deferred tax assets for life entities will be limited to paragraph 11.b. and 11.c.  Tax years of 2014 through 2016 are subject to federal, state or local examination by taxing authorities.

The net deferred tax asset/(liability) at December 31, 2017 and 2016, and the change from the prior year are comprised of the following components:

	2017	2016	Change
	Ordinary	Ordinary	Ordinary
Total gross deferred tax assets	$10,579,000	$10,617,000	$(38,000)
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	10,579,000	10,617,000	(38,000)
Deferred tax assets nonadmitted	(3,876,905)	(5,826,133)	1,949,228
Subtotal net admitted deferred tax assets	6,702,095	4,790,867	1,911,228
Deferred tax liabilities	(3,968,095)	(226,867)	(3,741,228)
Net admitted deferred tax assets	$2,734,000	$4,564,000	$(1,830,000)

23	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The amount of deferred tax assets admitted at December 31, 2017 and 2016 and changes thereon are as follows:

	2017	2016	Change
	Ordinary	Ordinary	Ordinary

Federal income taxes paid in prior years
recoverable through loss carrybacks (11.a.)	$-	$4,564,000	$(4,564,000)
Admitted under paragraph (11.b.)	2,734,000	-	2,734,000
Adjusted gross DTAs offset by gross DTLs (11.c.)	3,968,095	226,867	3,741,228
Deferred tax assets admitted as the result of
application of SSAP No. 101	$6,702,095	$4,790,867	$1,911,228

The ratios used for the threshold limitation for 11.b. above are as follows:

	2017	2016

Ratio percentage used to determine recovery
period and threshold limitation amount	788%	749%
Amount of adjusted capital and surplus used to
determine recovery period threshold limitation	$66,154,217	$60,257,167

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets.  In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

24	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:

	2017	2016	Change
Deferred tax assets:
Policyholder dividend provision	$215,000	$281,000	$(66,000)
Deferred acquisition costs	3,399,000	5,621,000	(2,222,000)
Reserves	6,853,000	4,428,000	2,425,000
Deferred compensation	63,000	148,000	(85,000)
Other	49,000	139,000	(90,000)
	10,579,000	10,617,000	(38,000)
Nonadmitted deferred tax assets	(3,876,905)	(5,826,133)	1,949,228
	6,702,095	4,790,867	1,911,228
Deferred tax liabilities:
Depreciation	17,000	55,000	(38,000)
Bond discount	150,095	171,867	(21,772)
Reserves (transition rule)	3,801,000	-	3,801,000
Net admitted deferred taxes	$2,734,000	$4,564,000	$(1,830,000)

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2017	2016	Change
Total deferred tax assets	$10,579,000	$10,617,000	$(38,000)
Total deferred tax liabilities	(3,968,095)	(226,867)	(3,741,228)
Net deferred tax assets (liabilities)	6,610,905	10,390,133	(3,779,228)
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$6,610,905	$10,390,133	$(3,779,228)

25	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2017			2016
		Tax effect	Tax		Tax effect	Tax
	Amount	35%	Rate	Amount	35%	Rate
Income before taxes	$17,338,024	6,068,308	35%	$9,395,498	3,288,424	35%
Dividends received deduction	(5,409,620)	(1,893,367)	(11)%	(4,549,277)	(1,592,247)	(17)%
Deferred tax rate change:
Admitted assets	5,205,714	1,822,000	11%	-	-	— %
Non-admitted assets	7,384,583	2,584,604	15%	-	-	— %
Other	(397,521)	(139,133)	(1)%	(937,260)	(328,041)	(3)%
Total	$24,121,180	8,442,412	49%	$3,908,961	1,368,136	15%

	2015
		Tax effect	Tax
	Amount	35%	Rate
Income before taxes	$11,346,884	3,971,409	35%
Dividends received deduction	(4,438,237)	(1,553,383)	(14)%
Other	(1,118,154)	(391,354)	(3)%
Total	$5,790,493	2,026,672	18%

	2017	2016	2015
Current federal income taxes	$4,663,184	$2,347,862	$3,025,854
Deferred taxes:
Change from prior year	(627,376)	(979,726)	(999,182)
Rate change	4,406,604	-	-
Total tax provision	$8,442,412	$1,368,136	$2,026,672

Effective rate	49%	15%	18%

Total change in deferred taxes of $3.8 million is included in surplus. There are no deposits at December 31, 2017 and 2016 admitted under Section 6603 of the Internal Revenue Code.

(16)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 18, 2018, have been evaluated in the preparation of the financial statements.

26	(Continued)

SUPPLEMENTAL INFORMATION

27	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule
Summary of Investments – Other than Investments in Related Parties
December 31, 2017 and 2016
(in US Dollars)

	Amortized	Estimated	Amount shown in
	cost	fair value	Balance Sheet
December 31, 2017:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$6,009,610	$6,185,894	$6,009,610
Debt securities issued by
states of the U.S.	226,499,717	233,735,857	226,499,717
Corporate debt securities	564,114,378	581,799,817	564,114,378
	796,623,705	821,721,568	796,623,705

Policy loans	102,543,550	102,543,550	102,543,550
Cash and short-term investments	48,890,262	48,890,262	48,890,262
Receivable for securities	20,195	XXX	20,195

Total investments	$948,077,712		$948,077,712

	Amortized	Estimated	Amount shown in
	cost	fair value	Balance Sheet
December 31, 2016:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$7,436,107	$7,825,076	$7,436,107
Debt securities issued by
states of the U.S.	175,355,672	176,421,624	175,355,672
Corporate debt securities	494,957,573	504,877,146	494,957,573
	677,749,352	689,123,846	677,749,352

Policy loans	97,977,219	97,977,219	97,977,219
Cash and short-term investments	40,822,681	40,822,681	40,822,681
Receivable for securities	17,828	XXX	17,828

Total investments	$816,567,080		$816,567,080

See accompanying independent auditors' report.

28	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Insurance Information
For the years ended December 31, 2017, 2016 and 2015
(in US Dollars)

		As of December 31,		For the years ended December 31,
		Future policy benefits losses, claims and loss expenses	Other policy claims and benefits payable	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Other operating expenses

2017:
Life		$314,060,279	$12,204,834	$63,094,160	$12,455,343	$44,062,987	$11,434,394
Annuity		599,025,981	2,548,226	146,170,852	22,827,286	59,457,585	4,489,862
Accident and Health		33,917	5,655	1,834	4,079	13,061	529
	Total	$913,120,177	$14,758,715	$209,266,846	$35,286,708	$103,533,633	$15,924,785

2016:
Life		$295,736,757	$11,288,795	$62,702,034	$13,637,080	$43,503,314	$12,545,416
Annuity		486,001,410	1,159,640	154,963,120	17,133,067	53,756,576	5,669,797
Accident and Health		39,959	3,568	2,208	5,044	10,827	626
	Total	$781,778,126	$12,452,003	$217,667,362	$30,775,191	$97,270,717	$18,215,839

2015:
Life		$279,102,702	$10,787,621	$63,874,244	$13,338,751	$40,478,381	$11,778,972
Annuity		363,530,255	1,661,716	139,774,353	12,736,681	50,321,675	4,976,769
Accident and Health		41,306	2,408	2,921	5,368	14,284	579
	Total	$642,674,263	$12,451,745	$203,651,518	$26,080,800	$90,814,340	$16,756,320

See accompanying independent auditors' report.

29	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule - Reinsurance
For the years ended December 31, 2017, 2016 and 2015
(in US Dollars)

The amount of life insurance in force (in $000’s) as of December 31 is:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount
2017	$12,083,402	$6,541,538	$5,541,864
2016	$11,778,084	$6,565,495	$5,212,589
2015	$11,467,614	$6,337,355	$5,130,259

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount

2017
Life insurance	$69,894,727	$6,800,567	$63,094,160
Annuity	146,170,852	-	146,170,852
Supplementary contracts	-	-	-
Accident and health	1,834	-	1,834
	$216,067,413	$6,800,567	$209,266,846

2016
Life insurance	$68,913,066	$6,211,032	$62,702,034
Annuity	154,963,120	-	154,963,120
Supplementary contracts	-	-	-
Accident and health	2,208	-	2,208
	$223,878,394	$6,211,032	$217,667,362

2015
Life insurance	$70,531,837	$6,657,593	$63,874,244
Annuity	139,774,353	-	139,774,353
Supplementary contracts	-	-	-
Accident and health	2,921	-	2,921
	$210,309,111	$6,657,593	$203,651,518

See accompanying independent auditors' report.

30

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)

PART C:  OTHER INFORMATION

Item 26.                          Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account B. /1/
(b)	Not applicable.
(c)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Level Premium Variable Life Insurance (Separate Account B) and First Investors Corporation. /3/
(d)	Specimen Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B. /1/
(e)	Form of application used with Policies. /1/
(f)	(1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i) Certificate of Amendment. /1/
(ii) Certificate of Amendment. /1/
(iii) Certificate of Amendment. /1/
(iv) Certificate of Amendment. /1/
(v) Certificate of Amendment. /4/
(2) By‑laws of First Investors Life Insurance Company. /1/
(i) Amendment of By-laws. /4/
(g)	Reinsurance agreement. /3/
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /2/
(l)	Actuarial Opinions. /2/
(m)	Sample Calculations for the illustration in the Registration Statement have been included within the Prospectus.
(n)	Consents of Independent Public Accountants. /6/
(o)	Not applicable.
(p)	Not applicable.
(q)	Memorandum Regarding Issuance, Transfer and Redemption Procedures pursuant to Rule 6e-2(b)(12)(ii) under the Investment Company Act of 1940. /6/
(r)	(1) Powers of Attorney for Craig D. Cloyed, Steven Guterman, Martha E. Marcon, Loretta McCarthy and Paul D. Reaburn. /5/
(2) Powers of Attorney for Sonia A. Baxendale and E. Blake Moore, Jr. /6/

_________________________________________
/1/	Incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on May 19, 1997.
/2/	Incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration Statement filed on April 28, 1998.
/3/	Incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 28, 2011.
/4/	Incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on October 30, 2015.
/5/
Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 filed by Foresters Life Insurance and Annuity Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B) on September 29, 2017 (File Nos. 333-149362; 811-04328).

/6/	Filed herewith.

Item 27.                      Directors and Officers of the Depositor

The following are the Directors and Officers of Foresters Life Insurance and Annuity Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal Business Address	Position and Office with Foresters Life Insurance and Annuity Company

Sonia A. Baxendale	Director

Carol Lerner Brown	Secretary

Craig D. Cloyed	Director

William H. Drinkwater	Senior Vice President and Chief Actuary

Dianne Fox	Vice President, Insurance Operations

Francis X. Gannon Raritan Plaza 1 Edison, NJ 08837	Chief Financial Officer and Treasurer

Steven Guterman	Chairman of the Board and Director

Jason Helbraun	Assistant Vice President

Mehul N. Kapadia	Chief Information Officer and Vice President, IT & Business Transformation

Clarice Ma	Assistant Comptroller and Assistant Vice President

Martha E. Marcon	Director

Loretta McCarthy	Director

E. Blake Moore, Jr.	Director

Knut A. Olson	President and Director

Jeremy W. Ragsdale	Vice President, Product Development & Pricing

Paul D. Reaburn	Director

David Schimmel Raritan Plaza 1	Vice President

Edison, NJ 08837
John Shey	Assistant Vice President

Item 28.                          Persons Controlled by or Under Common Control with the Depositor orRegistrant

Registrant is a Separate Account of Foresters Life Insurance and Annuity Company, the Depositor, and, as such, might be deemed to be controlled by Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company’s parent company is Foresters Financial Holding Company, Inc. (FFHC) (Delaware), a holding company.  Set forth below are all persons controlled by FFHC:

Foresters Investor Services, Inc. (New York).  Ownership: 100% owned by FFHC; Principal Business: Transfer Agent; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Financial Services, Inc. (New York).  Ownership:  100% owned by FFHC; Principal Business: Broker-Dealer; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Investment Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Advisory Services, LLC (Delaware).  Ownership: 100% owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

FFHC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements filed are those of the Registrant and Foresters Life Insurance and Annuity Company.

*The organizational chart below is current as of March 5, 2018.

Corporate Organization Chart

The Independent Order of Foresters Fraternal Benefit Society (Canada)
The Independent Order of Foresters (US Branch)
Forester Holdings (Europe) Limited 100%
Sylvan Agency (Canada) Inc.* 100% (Canada)
Foresters Securities (Canada) Inc.** 100% (Canada)
Foresters Life Insurance Company 100% (Canada)
Foresters Indemnity Company* 100% (Canada)
Foresters Equity Services, Inc. 100% (California)
Foresters Financial Holding Company, Inc. 100% (Delaware)
Foresters Asset Management Inc. 100% (Canada)
GeniSystemsca Services Inc.* 100%
Foresters Financial Services, Inc. 100% (New York)
Foresters Investment Management Company, Inc. 100% (New York)
Foresters Life Insurance and Annuity Company 100% (New York)
Foresters Investor Services, Inc. 100% (New York)
Foresters Advisory Services, LLC 100% (Delaware)
Forester Life Limited 100%
Forester Insurance Services Limited* 100%
Foresters Limited* 100%
Forester Financial Services Limited* 100%
Forester Nominees Limited 100%
Forester Investments Limited 100%
Forester Fund Management Ltd 100%
Tunbridge Wells Equitable Friendly Society Trustee Company Limited* 100%

*Company is Inactive

Item 29.                Indemnification

Article V of the By‑Laws of Foresters Life Insurance and Annuity Company provides as follows:

Section 5.6     Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of Foresters Life Insurance and Annuity Company are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.                          Principal Underwriter

(a)                Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Life Separate Account E

(b)           The following persons are the officers and directors of Foresters Financial Services, Inc.:

(The principal business address of each director and officer listed below is c/o Foresters Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal	Position and Office with
Business Address	Foresters Financial Services, Inc.

Carol Lerner Brown	Assistant Secretary

Mary Carty	Corporate Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Jason Gerb	Chief Compliance Officer

George D. Karris	Director and Senior Vice President

Susan King	Senior Vice President

E. Blake Moore, Jr.	Chairman of the Board and President

Geeta Napoli	Assistant General Counsel

Knut A. Olson	Director

Elizabeth Reilly	Vice President

Mary Solowey	Vice President

William J. Vogt	Vice President

Gina Walling	AML Compliance Officer

(c)            Not Applicable.

Item 31.                          Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by Foresters Life Insurance and Annuity Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.                          Management Services

Not applicable.

Item 33.                          Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

Foresters Life Insurance and Annuity Company (“Foresters Life and Annuity”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Foresters Life and Annuity under the Policies.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 45 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Messrs. Gannon and Olson), on this 26th day of April, 2018.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT B)
(Registrant)

BY: FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
	/s/ Knut A. Olson	(Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Knut A. Olson
Knut A. Olson
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Knut A. Olson	President and Director	April 26, 2018
Knut A. Olson

/s/ Steven Guterman	Chairman of the Board and Director	April 26, 2018
Steven Guterman*
/s/ Francis X. Gannon	Chief Financial Officer and Treasurer	April 26, 2018
Francis X. Gannon
/s/ William H. Drinkwater	Senior Vice President and Chief Actuary	April 26, 2018
William H. Drinkwater
/s/ Clarice Ma	Assistant Comptroller and Assistant Vice President	April 26, 2018
Clarice Ma
/s/ Sonia A. Baxendale	Director	April 26, 2018
Sonia A. Baxendale*

/s/ Craig D. Cloyed	Director	April 26, 2018
Craig D. Cloyed*
/s/ Martha E. Marcon	Director	April 26, 2018
Martha E. Marcon*
/s/ Loretta McCarthy	Director	April 26, 2018
Loretta McCarthy*
/s/ E. Blake Moore, Jr.	Director	April 26, 2018
E. Blake Moore, Jr.*
/s/ Paul D. Reaburn	Director	April 26, 2018
Paul D. Reaburn*

* By:	/s/ Knut A. Olson	April 26, 2018
Knut A. Olson
(Attorney-in-Fact)

INDEX OF EXHIBITS

Exhibit
Number
Description

26(n)	Consents of Independent Public Accountants

26(q)	Memorandum Regarding Issuance, Transfer and Redemption Procedures pursuant to Rule 6e-2(b)(12)(ii) under the Investment Company Act of 1940

26(r)(2)	Power of Attorney for Sonia A. Baxendale and E. Blake Moore, Jr.